As filed with the U.S. Securities and Exchange Commission on February 8, 2024

Securities Act File No. 333-191151
Investment Company Act File No. 811-22887

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM N-1A
REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 25	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 27	☒

(Check appropriate box or boxes)

________________________

Calamos ETF Trust

(Exact Name of Registrant as Specified in Charter)

________________________

2020 Calamos Court
Naperville, Illinois
(Address of Principal Executive Offices)

60563
(Zip Code)

Registrant's Telephone Number, including Area Code: (630) 245-7200

Erik D. Ojala

2020 Calamos Court

Naperville, Illinois 60563

(Name and Address of Agent for Service)

________________________

With Copies to:

Paulita A. Pike
Ropes & Gray LLP
191 North Wacker Drive, 32nd Floor
Chicago, Illinois 60606

Rita Rubin
Ropes & Gray LLP
191 North Wacker Drive, 32nd Floor
Chicago, Illinois 60606

________________________

Approximate Date of Proposed Public Offering: As soon as practicable following the effectiveness of the Registration Statement.

It is proposed that this filing will become effective:

    ☐ immediately upon filing pursuant to paragraph (b)

    ☒ on February 8, 2024, pursuant to paragraph (b)

    ☐ 60 days after filing pursuant to paragraph (a)(1)

    ☐ on [ ] pursuant to paragraph (a)(1)

    ☐ 75 days after filing pursuant to paragraph (a)(2)

    ☐ on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

    ☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CALAMOS ETF TRUST

CONTENTS OF POST EFFECTIVE AMENDMENT NO. 25

This Registration Statement consists of the following papers and documents:
Cover Sheet
Part A – Prospectus
Part B – Statement of Additional Information
Part C – Other Information
Signature Page
Exhibit Index

Calamos Alternative Nasdaq & Bond ETF
(NASDAQ—CANQ)

Prospectus February 8, 2024

Calamos Alternative Nasdaq & Bond ETF (the "Fund") is a series of the Calamos ETF Trust (the "Trust") and an exchange-traded fund ("ETF"). The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC ("NASDAQ" or the "Exchange").

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Calamos Alternative Nasdaq & Bond ETF	1
Other Important Information Regarding Fund Shares	9
Additional Information About Investment Strategies and Related Risks	10
Fund Facts	20
Who Manages the Fund?	20
How to Buy and Sell Shares	21
Dividends, Other Distributions and Taxes	23
Net Asset Value	27
Fund Service Providers	27
Premium/Discount Information	28
Investments by Other Investment Companies	28
Financial Highlights	30
Other Information	31

Calamos Alternative Nasdaq & Bond ETF

Investment Objective

Calamos Alternative Nasdaq & Bond ETF's investment objective is attractive risk-adjusted total return through capital appreciation and current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund ("Fund Shares"). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments):

Management Fees	0.77%
Distribution and/or Service Fees (12b-1)	0.00%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[2]	0.13%
Total Annual Fund Operating Expenses[3]	0.90%

1  "Other Expenses" is an estimate based on the expenses the Fund expects to incur for the current fiscal year.

2  "Acquired Fund Fees and Expenses" include certain expenses incurred in connection with the Fund's investment in closed-end funds, exchange-traded funds ("ETFs"), other investment companies, and business development companies ("BDCs"). The amount shown is based on estimated amounts for the current fiscal year.

3  The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund's financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, whether you sell or hold your Fund Shares, would be:
Year 1	Year 3
$92	$287

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund's performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund ("ETF") that seeks to deliver convertible security-like exposure to companies within the Nasdaq-100 Index®. This investment approach is an alternative way to access Nasdaq-100 stocks by seeking to offer upside potential through the options and seeking to limit the downside through the fixed income portfolio. This is an alternative approach to outright equity investing. To achieve this exposure through investment in alternative instruments, the Fund will use a hybrid investment approach that utilizes equity and fixed income strategies. The Fund pursues its objective by investing, under normal circumstances, at least 80%, but up to 100%, of its net assets (plus borrowings for investment purposes, if any) in a portfolio of equity instruments (including options and equity ETFs) and fixed income instruments (including bonds and fixed income ETFs) intended to deliver convertible security-like exposure to companies in the

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Calamos Alternative Nasdaq & Bond ETF

Nasdaq-100 Index. The Fund will consider the investments of underlying funds when determining compliance with its 80% policy. The Fund's investment adviser is Calamos Advisors LLC ("Calamos Advisors" or the "Adviser").

The equity exposure will be achieved through investment in alternative instruments by purchasing the right to acquire an optimal number of stocks selected from the Nasdaq-100 Index based on a variety of factors including but not limited to liquidity and market capitalization and purchasing the right to acquire the corresponding stocks. In addition, equity exposure also may be achieved through investments in equity ETFs. The fixed income instruments will be selected based on credit quality, yield, duration, liquidity, and such other factors as deemed relevant by the Adviser. The fixed income instruments are intended to serve as a base for the Fund's portfolio by creating bond-like returns.

The Adviser has the flexibility to actively manage the equity exposure by both buying and selling options on equities, equity ETFs, warrants, long-dated call options ("LEAPS Options"), Flexible Exchange® Options ("FLEX Options"), or similar instruments determining the option delta, strikes and maturity. Under normal circumstances, the Fund will generally not hold equity or cash in large amounts, choosing instead to re-deploy excess cash into its principal investment strategy.

The Adviser has the flexibility to actively manage the fixed income exposure through the selection of the underlying fixed income instruments that the Adviser believes will add value over owning U.S. Treasuries; determining the duration and credit quality; and the portfolio rebalancing method and frequency. The fixed-income instruments in which the Fund may invest include, among others, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed debt securities (including to-be announced mortgage-backed securities or TBAs); corporate debt securities, repurchase agreements, convertible securities, money market instruments, Treasury Bills, and other securities believed to have debt-like characteristics (such as preferred securities and corporate loans and related assignments and participations). The Fund's exposure to fixed income may be obtained in part through investments in ETFs and other investment companies.

The Fund may invest in investment grade debt securities (those rated BBB or higher by S&P, or Baa or higher by Moody's), which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the investment grade categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs), and in below investment grade debt securities, which are sometimes referred to as high yield or "junk" bonds, which include bonds, bank loans and preferred securities. Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody's or securities that are not rated but are considered Calamos Advisors to be of similar quality. These debt securities may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets such as car loans or aviation financing. The Fund's investments in debt securities will have no limits with regard to maturity, duration, credit quality, or geographic concentration.

The Fund's investments may be domiciled in any country and held in U.S. dollar and non-U.S. dollar denominations. With respect to the equity options component of its strategy, the Fund will not allocate more than 10% to a given name or issuer. Under normal circumstances, the Fund will seek to deliver convertible security-like exposure to companies in the Nasdaq-100 Index.

The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act").

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. You should not consider investing in the Fund if your investment objective differs from the Fund's investment objective or if you are not willing to accept the principal risks associated with an investment in the Fund. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate

CALAMOS ALTERNATIVE NASDAQ & BOND ETF

Calamos Alternative Nasdaq & Bond ETF

finding particular risks and comparing them with other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears. The principal risks of investing in the Fund include:

•  Authorized Participant Concentration Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are not able or willing to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

•  Costs of Buying and Selling Fund Shares — Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

•  Debt Securities Risk — Debt securities are subject to various risks, including interest rate risk, credit risk and default risk.

•  Interest Rate Risk — The value of debt securities generally decreases in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term debt securities than shorter term debt securities. Changes in interest rates by the Federal Reserve Board, and other events affecting fixed-income markets, may subject a Fund to heightened interest rate risk as a result of a rise in interest rates.

•  Credit Risk — A debt security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Changes in actual or perceived creditworthiness may occur quickly. If the Fund holds securities that have been downgraded, or that default on payment, the Fund's performance could be negatively affected.

•  Default Risk — A company that issues a debt security may be unable to fulfill its obligation to repay principal and interest. The lower a bond is rated, the greater its default risk. To the extent the Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

•  Equity Securities Risk — The securities markets are volatile, and the market prices of the Fund's securities may decline generally. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

•  Emerging Markets Risk — The Fund may invest in emerging markets. Emerging markets are markets of countries in the initial stages of industrialization and generally have low per capita income. Foreign (non-U.S.) companies are those that either maintain their principal place of business outside of the United States, have their securities principally traded on non-U.S. exchanges or were formed under the laws of non-U.S. countries. Foreign companies may include companies doing business in the United States but meet the general criteria of a foreign company described above. Certain emerging markets are sometimes referred to as "frontier markets." Frontier markets are the least advanced capital markets in the developing world. Frontier markets are countries with investable stock markets that are less established than those in the emerging markets.

•  ETF Risk — The Fund's investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including authorized participant concentration risk, market maker risk, premium-discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF's expenses, subjecting Fund shareholders to duplicative expenses.

•  FLEX Options Risk — The Fund may invest in FLEX Options issued and guaranteed for settlement by The Options Clearing Corporation ("OCC"). FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price

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discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the reference asset. Factors that may influence the value of the FLEX Options, other than gains or losses in the reference asset, may include interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options and changing volatility levels of the reference asset. In connection with the creation and redemption of Fund Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Fund Shares, the Fund's net asset value ("NAV") and, in tum the share price of the Fund, could be negatively impacted. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless.

•  Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•  High Yield Risk — High yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.

•  Large-Capitalization Investing Risk. — Large-capitalization stocks as a group could fall out of favor with the market, which may cause a Fund to underperform funds that focus on other types of stocks. In addition, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer preferences. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•  LEAPS Options Risk — The Fund's investments in options contracts may include long-term equity anticipation securities known as LEAPS Options. LEAPS Options are long-term exchange-traded call options that allow holders the opportunity to participate in the underlying securities' appreciation in excess of a specified strike price without receiving payments equivalent to any cash dividends declared on the underlying securities. A holder of a LEAPS Option will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAPS Option will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAPS Option will expire and be worthless. The Fund purchases call option contracts. By purchasing call option contracts, the Fund purchases the right (but not the obligation) to purchase the reference asset at a pre-determined price (the "strike price") in exchange for a premium to the seller.

•  Liquidity Risk — FLEX Options — In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund's FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

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•  Liquidity Risk — LEAPS Options — In the event that trading in the underlying LEAPS Options is limited or absent, the value of the Fund's LEAPS Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the LEAPS Options. The trading in LEAPS Options may be less deep and liquid than the market for certain other securities. In a less liquid market for the LEAPS Options, terminating the LEAPS Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In such a market, the liquidation of a large number of options may more significantly impact their price.

•  Market Maker Risk — If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund's net asset value and the price at which the Fund Shares are trading on the Exchange, which could result in a decrease in value of the Fund Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. This reduced effectiveness could result in Fund Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Fund Shares.

•  Market Risk — The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the stock or fixed-income market, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests.

•  Mortgage-related and Other Asset-backed Securities Risk — In addition to general fixed-income instrument risks, mortgage-related and asset-backed securities are subject to extension risk and prepayment risk.

•  Extension Risk — Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.

•  Prepayment Risk — When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

•  National Closed Market Trading Risk — To the extent that the underlying securities and/or other assets held by the Fund trade on non-U.S. exchanges or in non-U.S. markets that may be closed when the securities exchange on which Fund Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund's quote from the closed non-U.S. market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund's underlying securities and/or other assets trade on that closed non-U.S. market or when the non-U.S. market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund's NAV that may be greater than those experienced by other ETFs.

•  New Fund Risk — The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

•  Non-Diversification Risk — The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code").

•  Options Risk — The Fund's ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund's ability to utilize options successfully will depend on the ability of Calamos Advisors to predict pertinent market movements, which cannot be assured. The Fund will enter into option contracts pursuant to Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and

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Calamos Alternative Nasdaq & Bond ETF

procedures designed to manage its derivatives risks, dependent upon the Fund's level of exposure to derivative instruments.

•  Other Investment Companies (including ETFs) Risk — The Fund may invest in the securities of other investment companies, including ETFs, to the extent that such investments are consistent with the Fund's investment objective and the policies are permissible under the 1940 Act. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. Additionally, if the investment company or ETF fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance. In addition, ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Whether the Fund will realize a gain or loss upon the sale of the such shares of ETFs depends upon whether the market value of the shares at the time of sale is above or below the price the Fund paid, taking into account transaction costs for the shares, and is not directly dependent upon the NAV of the shares of such funds. Because the market value of the shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors, it cannot be predicted whether such shares will trade at, below or above NAV, or below or above the public offering price for the shares. Common Shares, as well as shares issued by the ETFs, do not assure dividend payments. Dividends are paid only when declared by the boards of directors of the ETFs, and the level of dividends may vary over time. If an ETF reduces or eliminates the level of its regular dividends, this may reduce the level of dividends paid by the Fund, and may cause the market prices of the ETF's shares to fall.

In accordance with Section 12(d)(1)(F) of the 1940 Act, on which the Fund intends to rely to invest in other investment companies, the Fund will be restricted by provisions of the 1940 Act that limit the amount the Fund can invest in any one investment company to 3% of the investment company's total outstanding stock. As a result, the Fund may hold a smaller position in an investment company than if it were not subject to this restriction. However, if the Adviser determines that it is in the Fund's best interest to exceed the 3% limit, it may rely on Rule 12d1-4 under the 1940 Act. Rule 12d1-4 would permit the Fund to invest in excess of the 3% limit subject to certain conditions, including that the Fund must enter into a "Fund of Funds Investment Agreement" with the acquired investment company setting forth the material terms of the arrangement. In addition, to comply with provisions of the 1940 Act, on any matter upon which investment company stockholders are solicited to vote, the Adviser will vote investment company shares in the same general proportion as shares held by other stockholders of the investment company (a practice known as "echo voting"). This could limit the Fund's ability to support or oppose investment company shareholder voting matters.

•  Portfolio Selection Risk — The value of your investment may decrease if Calamos Advisors' judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•  Portfolio Turnover Risk — The portfolio managers may actively and frequently trade securities or other instruments in the Fund's portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

•  Premium-Discount Risk — Fund Shares may trade above or below their net asset value ("NAV"). The market prices of Fund Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund Shares on the Exchange. The trading price of Fund Shares may deviate significantly from NAV during periods of market volatility.

•  Rule 144A Securities Risk — The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision of its Board of Trustees, the Fund will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund's assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities if the Fund's adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

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•  Secondary Market Trading Risk — Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. Although the Fund Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund Shares on the Exchange may be halted.

•  Sector Risk — To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund's performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market, and it is possible that the Fund may underperform the broader market or experience greater volatility.

•  Senior Loan Risk — The risks associated with senior loans are similar to the risks of junk bonds, although senior loans are typically senior and secured, whereas junk bonds are often subordinated and unsecured. Investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund's NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower's obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

•  Tax Risk — The federal income tax treatment of securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Any such failure to comply with the rules applicable to regulated investment companies could cause the Fund to fail to qualify as such. If the Fund does not qualify as a regulated investment company for any taxable year, and certain relief provisions are not available, the Fund's taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

•  Trading Issues Risk — Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund's assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

•  U.S. Government Security Risk — Some securities issued by U.S. Government agencies or government-sponsored enterprises are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or enterprise to borrow from the U.S. Treasury. There can be no assurance that the U.S. Government will always provide financial support to those agencies or enterprises.

•  Valuation Risk — During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options and/or LEAPS Options may become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of

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Calamos Alternative Nasdaq & Bond ETF

Calamos Advisors in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

Fund Performance

The Fund had not commenced operations as of the date of this prospectus. Once available, the Fund's performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance, will be available on the Fund's website at: www.calamos.com. Past performance (before and after taxes) is not an indication of future performance.

Investment Adviser

Calamos Advisors LLC ("Calamos Advisors" or the "Adviser")

Portfolio Managers

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH ADVISER
R, Matthew Freund	Since February 2024	SVP, Sr. Co-Portfolio Manager
Shaheen Iqubal	Since February 2024	SVP, Associate Portfolio Manager

CALAMOS ALTERNATIVE NASDAQ & BOND ETF
8

Other Important Information Regarding Fund Shares

Portfolio Holdings. The Fund's portfolio holdings are disclosed on its website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information ("SAI").

Premium/Discount Information. Information about the premiums and discounts at which the Fund's Shares have traded will be available at www.calamos.com.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value ("NAV"), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the "bid-ask spread"). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.calamos.com/.

Tax Information

Net investment income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute net investment income, if any, monthly, and capital gains, if any, at least annually.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PROSPECTUS | February 8, 2024
9

Additional Information About Investment Strategies and Related Risks

The Fund's investment objective, the 80% investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. The Fund may liquidate and terminate at any time without shareholder approval.

What are the investment objective and principal strategies for the Fund?

The Fund's investment objective is attractive risk-adjusted total return through capital appreciation and current income.

The Fund is an actively managed ETF that seeks to deliver convertible security-like exposure to companies within the Nasdaq-100 Index®. This investment approach is an alternative way to access Nasdaq-100 stocks by seeking to offer upside potential through the options and seeking to limit the downside through the fixed income portfolio. This is an alternative approach to outright equity investing. To achieve this exposure through investment in alternative instruments, the Fund will use a hybrid investment approach that utilizes equity and fixed income strategies. The Fund pursues its objective by investing, under normal circumstances, at least 80%, but up to 100%, of its net assets (plus borrowings for investment purposes, if any) in a portfolio of equity instruments (including options and equity ETFs) and fixed income instruments (including bonds and fixed income ETFs) intended to deliver convertible security-like exposure to companies in the Nasdaq-100 Index. The Fund will consider the investments of underlying funds when determining compliance with its 80% policy. The Fund's investment adviser is Calamos Advisors.

The equity exposure will be achieved through investment in alternative instruments by purchasing the right to acquire an optimal number of stocks selected from the Nasdaq-100 Index based on a variety of factors including but not limited to liquidity and market capitalization and purchasing the right to acquire the corresponding stocks. In addition, equity exposure also may be achieved through investments in equity ETFs. The fixed income instruments will be selected based on credit quality, yield, duration, liquidity, and such other factors as deemed relevant by the Adviser. The fixed income instruments are intended to serve as a base for the Fund's portfolio by creating bond-like returns.

The Adviser has the flexibility to actively manage the equity exposure by both buying and selling options on equities, equity ETFs, warrants, long-dated call options ("LEAPS Options"), Flexible Exchange® Options ("FLEX Options"), or similar instruments determining the option delta, strikes and maturity. Under normal circumstances, the Fund will generally not hold equity or cash in large amounts, choosing instead to re-deploy excess cash into its principal investment strategy.

The Adviser has the flexibility to actively manage the fixed income exposure through the selection of the underlying fixed income instruments that the Adviser believes will add value over owning U.S. Treasuries; determining the duration and credit quality; and the portfolio rebalancing method and frequency. The fixed-income instruments in which the Fund may invest include, among others, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed debt securities (including to-be announced mortgage-backed securities or TBAs); corporate debt securities, repurchase agreements, convertible securities, money market instruments, Treasury Bills, and other securities believed to have debt-like characteristics (such as preferred securities and corporate loans and related assignments and participations). The Fund's exposure to fixed income may be obtained in part through investments in ETFs and other investment companies.

The Fund may invest in investment grade debt securities (those rated BBB or higher by S&P, or Baa or higher by Moody's), which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the investment grade categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs), and in below investment grade debt securities, which are sometimes referred to as high yield or "junk" bonds, which include bonds, bank loans and preferred securities. Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody's or securities that are not rated but are considered Calamos Advisors to be of similar quality. These debt securities may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets such as car loans or aviation financing. The Fund's investments in debt securities will have no limits with regard to maturity, duration, credit quality, or geographic concentration.

CALAMOS ALTERNATIVE NASDAQ & BOND ETF
10

Additional Information About Investment Strategies and Related Risks

The Fund's investments may be domiciled in any country and held in U.S. dollar and non-U.S. dollar denominations. With respect to the equity options component of its strategy, the Fund will not allocate more than 10% to a given name or issuer. Under normal circumstances, the Fund will seek to deliver convertible security-like exposure to companies in the Nasdaq-100 Index.

The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act").

Changes in 80% policy

The Fund has adopted a non-fundamental operating policy that requires it, under normal circumstances, to invest at least 80%, but up to 100%, of its net assets (plus borrowings for investment purposes, if any) in a portfolio of equity instruments (including options and equity ETFs) and fixed income instruments (including bonds and fixed income ETFs) intended to deliver convertible security-like exposure to companies in the Nasdaq-100 Index. Although this requirement may be changed by the Board of Trustees without shareholder approval, the Fund will notify shareholders in writing at least 60 days prior to any change in its 80% policy.

Non-Principal Investments

Cash Equivalents and Short-Term Investments

The Fund may invest in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.

Illiquid Investments

The Fund may invest up to 15% of its net assets in securities and other instruments that are, at the time of investment, illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For this purpose, illiquid investments may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), certain securities that may only be resold pursuant to Rule 144A under the Securities Act, and certain repurchase agreements, among others.

Risks of Investing in the Fund

This prospectus describes the risks you may face as an investor in the Fund. It is important to keep in mind that generally, investments with a higher potential reward also have a higher risk of losing money. The reverse is also commonly true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in this investment for a long period of time to ride out down periods.

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

In response to market, economic, political, or other conditions, the Fund may temporarily invest for defensive purposes that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect the Fund's performance, and the Fund may not achieve its investment objective.

PROSPECTUS | February 8, 2024
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Additional Information About Investment Strategies and Related Risks

Principal Risks

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are not able or willing to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Debt Securities Risk. Debt securities are subject to various risks, including interest rate risk, credit risk and default risk.

Interest Rate Risk. Interest rate risk is the risk that the Fund's investments in debt securities will decrease in value as a result of an increase in interest rates. Generally, there is an inverse relationship between the value of a debt security and interest rates. Therefore, the value of debt securities generally decrease in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term debt securities than shorter-term debt securities. Changes in interest rates by the Federal Reserve Board, and other events affecting fixed-income markets, may subject a Fund to heightened interest rate risk as a result of a rise in interest rates. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund's net asset value to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the Fund's return. Many financial instruments use or may use a floating rate which historically had been based on the London Interbank Offered Rate ("LIBOR"), which was the offered rate for short-term Eurodollar deposits between major international banks. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies and the transition to new reference rates continues. Markets in these new rates are developing, but questions around liquidity and how to appropriately mitigate any economic value transfer at the time of transition remain a concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally.

Credit Risk. Credit risk is the risk that a debt security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Changes in actual or perceived creditworthiness may occur quickly. If the Fund holds securities that have been downgraded, or that default on payment, such Fund's performance could be negatively affected.

Default Risk. Default risk refers to the risk that a company that issues a debt security will be unable to fulfill its obligation to repay principal and interest. The lower a bond is rated, the greater its default risk. To the extent the Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

Emerging Markets Risk. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets are sometimes referred to as "frontier markets."

Frontier markets, the least advanced capital markets in the developing world, are among the riskiest markets in the world in which to invest. Investments in this sector are typically illiquid, nontransparent and subject to very low regulation levels as well as high transaction fees, and may also have substantial political and currency risk.

CALAMOS ALTERNATIVE NASDAQ & BOND ETF
12

Additional Information About Investment Strategies and Related Risks

Equity Securities Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions.

ETF Risk. The Fund may invest in ETFs. Many ETFs use a "passive" investment strategy and seek to replicate the performance of a market index. Such ETFs do not take defensive positions in volatile or declining markets their shares may trade below net asset value. While some ETFs seek to achieve the same return as a particular market index, the performance of the ETF may diverge from the performance of the index. Some ETFs are actively managed ETFs and do not track a particular index which indirectly subjects an investor to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF's shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund's expenses and, indirectly, the ETF's expenses, incurred through the Fund's ownership of the ETF. Because the expenses and costs of an ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

FLEX Options Risk. The Fund may invest in FLEX Options issued and guaranteed for settlement by The Options Clearing Corporation ("OCC"). FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the reference asset. Factors that may influence the value of the FLEX Options, other than gains or losses in the reference asset, may include interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options and changing volatility levels of the reference asset. In connection with the creation and redemption of Fund Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Fund Shares, the Fund's net asset value ("NAV") and, in tum the share price of the Fund, could be negatively impacted. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless.

Foreign Securities Risk. Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

High Yield Fixed-Income Securities (Junk Bonds) Risk. Investment in junk bonds entails a greater risk than an investment in higher-rated securities. Although junk bonds typically pay higher interest rates than investment-grade bonds, there is a greater likelihood that the company issuing the junk bond will default on interest and principal payments. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets to repay them. Junk bonds are also more sensitive to adverse economic changes or individual corporate developments than higher quality bonds. During a period of adverse economic changes, including a period of rising interest rates, companies issuing junk bonds may be unable to make principal and interest payments.

PROSPECTUS | February 8, 2024
13

Additional Information About Investment Strategies and Related Risks

Large-Capitalization Investing Risk. Large-capitalization stocks as a group could fall out of favor with the market, which may cause a Fund to underperform funds that focus on other types of stocks. In addition, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer preferences. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

LEAPS Options Risk. The Fund's investments in options contracts may include long-term equity anticipation securities known as LEAPS Options. LEAPS Options are long-term exchange-traded call options that allow holders the opportunity to participate in the underlying securities' appreciation in excess of a specified strike price without receiving payments equivalent to any cash dividends declared on the underlying securities. A holder of a LEAPS Option will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAPS Option will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAPS Option will expire and be worthless. The Fund purchases call option contracts. By purchasing call option contracts, the Fund purchases the right (but not the obligation) to purchase the reference asset at a pre-determined price (the "strike price") in exchange for a premium to the seller.

Liquidity Risk — FLEX Options. In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund's FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Liquidity Risk — LEAPS Options. In the event that trading in the underlying LEAPS Options is limited or absent, the value of the Fund's LEAPS Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the LEAPS Options. The trading in LEAPS Options may be less deep and liquid than the market for certain other securities. In a less liquid market for the LEAPS Options, terminating the LEAPS Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In such a market, the liquidation of a large number of options may more significantly impact their price.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund's net asset value and the price at which the Fund Shares are trading on the Exchange, which could result in a decrease in value of the Fund Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. This reduced effectiveness could result in Fund Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Fund Shares.

Market Risk. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the stock or fixed-income market, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests.

Mortgage-related and Other Asset-backed Securities Risk. In addition to general fixed-income instrument risks, mortgage-related and asset-backed securities are subject to extension risk and prepayment risk.

Extension Risk. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.

CALAMOS ALTERNATIVE NASDAQ & BOND ETF
14

Additional Information About Investment Strategies and Related Risks

Prepayment Risk. When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

National Closed Market Trading Risk. To the extent that the underlying securities and/or other assets held by the Fund trade on non-U.S. exchanges or in non-U.S. markets that may be closed when the securities exchange on which Fund Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund's quote from the closed non-U.S. market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund's underlying securities and/or other assets trade on that closed non-U.S. market or when the non-U.S. market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund's NAV that may be greater than those experienced by other ETFs.

New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

Non-Diversification Risk. The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Options Risk. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund's ability to utilize options successfully will depend on Calamos Advisors' ability to predict pertinent market movements, which cannot be assured.

The Fund's ability to close out its position as a purchaser or seller of an Options Clearing Corporation or exchange-listed put or call option is dependent, in part, upon the liquidity of the options market. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets until the next trading day.

Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter option. As a result, if the counterparty fails to make or take delivery of the security or other instrument underlying an over-the-counter option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos Advisors must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the over-the-counter option will be satisfied.

The Fund may also purchase or write over-the-counter put or call options, which involves risks different from, and possibly greater than, the risks associated with exchange-listed put or call options. In some instances, over-the-counter put or call options may expose the Fund to the risk that a counterparty may be unable or unwilling to perform according to a contract, and that any deterioration in a counterparty's creditworthiness could adversely affect the instrument. In addition, the Fund may be exposed to a risk that losses may exceed the amount originally invested. The Fund will enter into option contracts pursuant to Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund's level of exposure to derivative instruments.

PROSPECTUS | February 8, 2024
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Additional Information About Investment Strategies and Related Risks

Other Investment Companies (including ETFs) Risk. The Fund may invest in the securities of other investment companies, including ETFs, to the extent that such investments are consistent with the Fund's investment objective and the policies are permissible under the 1940 Act. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. Additionally, if the investment company or ETF fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance. In addition, ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Whether the Fund will realize a gain or loss upon the sale of the such shares of ETFs depends upon whether the market value of the shares at the time of sale is above or below the price the Fund paid, taking into account transaction costs for the shares, and is not directly dependent upon the NAV of the shares of such funds. Because the market value of the shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors, it cannot be predicted whether such shares will trade at, below or above NAV, or below or above the public offering price for the shares. Common Shares, as well as shares issued by the ETFs, do not assure dividend payments. Dividends are paid only when declared by the boards of directors of the ETFs, and the level of dividends may vary over time. If an ETF reduces or eliminates the level of its regular dividends, this may reduce the level of dividends paid by the Fund, and may cause the market prices of the ETF's shares to fall.

In accordance with Section 12(d)(1)(F) of the 1940 Act, on which the Fund intends to rely to invest in other investment companies, the Fund will be restricted by provisions of the 1940 Act that limit the amount the Fund can invest in any one investment company to 3% of the investment company's total outstanding stock. As a result, the Fund may hold a smaller position in an investment company than if it were not subject to this restriction. However, if the Adviser determines that it is in the Fund's best interest to exceed the 3% limit, it may rely on Rule 12d1-4 under the 1940 Act. Rule 12d1-4 would permit the Fund to invest in excess of the 3% limit subject to certain conditions, including that the Fund must enter into a "Fund of Funds Investment Agreement" with the acquired investment company setting forth the material terms of the arrangement. In addition, to comply with provisions of the 1940 Act, on any matter upon which investment company stockholders are solicited to vote, the Adviser will vote investment company shares in the same general proportion as shares held by other stockholders of the investment company (a practice known as "echo voting"). This could limit the Fund's ability to support or oppose investment company shareholder voting matters.

Portfolio Selection Risk. The value of your investment may decrease if the judgment of Calamos Advisors about the attractiveness, value or market trends affecting a particular security, issuer, industry, or sector or about market movements is incorrect.

Portfolio Turnover Risk. Engaging in active and frequent trading of securities may result in a higher than average level of capital gains and greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale and reinvestments of securities. Such sales may also result in the realization of capital gains, including short-term capital gains (which are taxed at ordinary income tax rates for federal income tax purposes, rather than at lower capital gains rates) and may adversely impact the Fund's performance. It is possible that the Fund engaging in active and frequent trading may be required to make significant distributions derived from taxable gains, regardless of the Fund's net longer term performance. The trading costs and tax effects associated with portfolio turnover will adversely affect the Fund's performance and lower the Fund's effective return for investors.

Premium-Discount Risk. The Fund Shares may trade above or below their net asset value ("NAV"). The market prices of Fund Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund Shares on the Exchange. The trading price of Fund Shares may deviate significantly from NAV during periods of market volatility.

Rule 144A Securities Risk. The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision of its Board of Trustees, the Fund will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund's assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities if the Fund's adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

CALAMOS ALTERNATIVE NASDAQ & BOND ETF
16

Additional Information About Investment Strategies and Related Risks

Secondary Market Trading Risk. Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. Although the Fund Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund Shares on the Exchange may be halted.

Sector Risk. To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund's performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

Senior Loan Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund's NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower's obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which the Fund may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the SEC or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most loans than is the case for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be structurally subordinated to obligations of the borrower's subsidiaries.

There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods, any of which may impair the Fund's ability to sell loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods for certain loans may result in cash not being immediately available to the Fund upon sale of the loan. As a result, the Fund may have to sell other investments with shorter settlement periods or engage in borrowing transactions to raise cash to meet its obligations.

Tax Risk. The federal income tax treatment of securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Any such failure to comply with the rules applicable

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Additional Information About Investment Strategies and Related Risks

to regulated investment companies could cause the Fund to fail to qualify as such. If the Fund does not qualify as a regulated investment company for any taxable year, and certain relief provisions are not available, the Fund's taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

Trading Issues Risk. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund's assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

U.S. Government Security Risk. Some securities issued by U.S. Government agencies or government-sponsored enterprises are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or enterprise to borrow from the U.S. Treasury. There can be no assurance that the U.S. Government will always provide financial support to those agencies or enterprises.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options and/or LEAPS Options may become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of Calamos Advisors in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The following are non-principal risks that generally apply to the Fund:

Cybersecurity Risk. Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to the Fund and its shareholders. Cyber- attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, "ransomware" that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund, Calamos Advisors, custodian, transfer agent, distributor, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund or the companies in which the Fund invests, causing the Fund's investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner.

Inflation Risk. The risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates is considered inflation risk. As inflation increases, the value of the Fund's portfolio could decline. Inflation rates may change frequently and drastically as a result of various factors and the Fund's investments may not keep pace with inflation, which may result in losses to the Fund's investors or adversely affect the value of shareholders' investments in the Fund. Inflation has recently increased, and it cannot be predicted whether it may decline.

Investment Management Risk. Whether the Fund achieves its investment objective(s) is significantly impacted by whether Calamos Advisors is able to choose suitable investments for the Fund.

Market Disruption Risk. Certain events have a disruptive effect on securities markets, including but not limited to, terrorist attacks, war and other geopolitical events or catastrophes. Calamos Advisors cannot predict the effect of similar events in the future on the U.S. or foreign economies. Certain securities such as high yield and equity securities tend to be impacted more by these events than other types of securities in terms of price and volatility.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund's ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

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Additional Information About Investment Strategies and Related Risks

Recent Market Events. Since the 2008 financial crisis, financial markets throughout the world have experienced periods of increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (such as wars (including Russia's military invasion of the Ukraine), terror attacks, natural or environmental disasters, country instability, and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates.

The full extent of the political, economic and legal consequences of Brexit are not yet fully known, and the long-term impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies and the broader global economy could be significantly impacted, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.

In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Widespread disease and virus epidemics and pandemics, such as the coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments.

Portfolio security holdings disclosure

A description of the Fund's policies and procedures in connection with the disclosure of portfolio security holdings of the Fund is available in the Fund's SAI at www.calamos.com.

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Fund Facts

Who manages the Fund?

Investment Adviser

The Fund is advised by Calamos Advisors LLC ("Calamos Advisors" or the "Adviser"), 2020 Calamos Court, Naperville, Illinois 60563. Calamos Advisors, an investment adviser registered with the SEC effective May 29, 1987, is a wholly owned subsidiary of Calamos Investments LLC ("CILLC"). CILLC's assets under management as of December 31, 2023, were $35 billion ($34 billion of which represented Calamos Advisors' assets under management). Calamos Asset Management, Inc. ("CAM") is the sole manager of CILLC. As of December 31, 2023, approximately 22% of the outstanding interests of CILLC was owned by CAM and the remaining approximately 78% of CILLC was owned by Calamos Partners LLC ("CPL") and John P. Calamos, Sr. CAM was owned by John P. Calamos, Sr. and John S. Koudounis, and CPL was owned by John S. Koudounis and Calamos Family Partners, Inc. ("CFP"). CFP was beneficially owned by members of the Calamos family, including John P. Calamos, Sr.

Subject to the overall authority of the Board of Trustees, Calamos Advisors provides continuous investment supervision and management to the Fund under a management agreement and also furnishes office space, equipment and management personnel. For these services, the Fund pays Calamos Advisors a fee based on its average daily net assets, which is accrued daily and paid on a monthly basis. The Fund will pay fees (before any reimbursement) under the management agreement in the following amounts as a percentage of its average net assets:

ETF	FEES
Calamos Alternative Nasdaq & Bond ETF	0.77%

Out of this management fee, Calamos Advisors pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

At a meeting held on December 12, 2023, the Board of Trustees approved the Investment Management Agreement for the Fund. A discussion regarding the basis for the Board's approval of the Investment Management Agreement on behalf of the Fund will be included in the first shareholder report that covers the period in which the Fund commences operations.

Portfolio Managers

R. Matthew Freund. R. Matthew Freund joined Calamos Advisors in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010.

Shaheen Iqubal. Shaheen Iqubal joined Calamos Advisors in 2017 as Senior Vice President, Head of Quantitative Investments, Co-Head of Risk, and since January 2024 has been an Associate Portfolio Manager. Shaheen is responsible for oversight of our quantitative investment and risk management teams. Prior to joining the firm, Shaheen was Executive Director and Senior Quantitative Analyst in the applied research group at UBS Asset Management.

The Fund's SAI provides additional information about each portfolio manager, including other accounts they manage, their ownership in the Calamos Family of Funds and their compensation.

Management Approach

Calamos Advisors employs a "team of teams" approach to portfolio management, led by the Global CIO and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co- Portfolio Managers and Associate Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO's team are assigned specific strategy responsibilities, they also provide support to other

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Fund Facts

investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross team collaboration results in what we call our team of teams approach.

This team of teams approach is further reflected in the composition of Calamos Advisors' Investment Committee, made up of the Global CIO, the Co-CIO team, and the Global Head of Trading. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

•  Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

•  Promotes collaboration between teams; and

•  Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•  Form the firm's top-down macro view, market direction, asset allocation, and sector/country positioning.

•  Establish firm-wide secular and cyclical themes for review.

•  Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

•  Review firm-wide, portfolio and individual security liquidity constraints.

•  Evaluate firm-wide and portfolio investment performance.

•  Evaluate firm-wide and portfolio hedging policies and execution.

•  Evaluate enhancements to the overall investment process.

R. Matthew Freund is a Senior Co-Portfolio Manager of the Fund. Shaheen Iqubal is an Associate Portfolio Manager of the Fund. Senior Co-Portfolio Managers and Associate Portfolio Managers are collectively referred to within this registration statement as "Portfolio Managers".

How to Buy and Sell Shares

Fund Shares are listed for secondary trading on the Exchange under the symbol CANQ and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The Exchange and secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant Fund's net asset value, which is calculated at the end of each business day. Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of Fund Shares. The trading prices of Fund Shares may deviate significantly from the Fund's net asset value during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods.

Authorized Participants may acquire shares directly from the Fund, and Authorized Participants may tender their shares for redemption directly to the Fund, at NAV per share only in Creation Units. Purchases and redemptions directly with the Fund must follow the Fund's procedures, which are described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

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Fund Facts

Book Entry

Fund Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Fund Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Fund Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Fund Shares, you are not entitled to receive physical delivery of stock certificates or to have Fund Shares registered in your name, and you are not considered a registered owner of Fund Shares. Therefore, to exercise any right as an owner of Fund Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of the Fund on the Exchange may differ from the Fund's daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of the Fund.

The approximate value of Shares of the Fund, an amount representing on a per share basis the sum of the current market price of the cash or securities, as applicable, accepted by the Fund in exchange for Shares of the Fund and an estimated cash component, if any, is disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Fund Shares and the Fund does not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants. The vast majority of trading in Shares of the Fund occurs on the secondary market, and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by Authorized Participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Fund Shares. Cash purchases and/or redemptions of Creation Units, however, can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Fund Shares trade at or close to NAV.

The Fund imposes no restrictions on the frequency of purchases and redemptions ("market timing"). To minimize these potential consequences of frequent purchases and redemptions of Fund Shares, the Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by Authorized Participants for patterns of abusive trading and the Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund Shares. The Trust's policies and procedures regarding frequent purchases and redemptions may be modified by the Board of Trustees at any time.

The Trust's policies and procedures prohibit the practice of any officer or employee of the Trust, a Trust investment adviser (including any sub-adviser), the distributor, custodian, or transfer agent, or other affiliated person of the Trust placing orders to purchase or redeem shares of a series of the Trust after the designated time as of which the Fund calculates its NAV (i.e. "late trading").

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Fund Facts

Distribution and Service Plan

The Fund has adopted a distribution and service plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services ("Service Providers"). If a Service Provider provides such services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act.

No distribution or service fees are currently paid by the Fund, however, and there are no current plans to impose these fees. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis.

Fund Website and Disclosure of Portfolio Holdings

The Trust maintains a website for the Fund at www.calamos.com. Among other things, this website includes this Prospectus and the SAI, and will include the Fund's holdings, the Fund's last annual and semi-annual reports (when available), pricing information about Fund Shares trading on the Exchange, daily NAV calculations and a historical comparison of the trading prices to NAV.

Each day the Fund is open for business, the Trust publicly disseminates the Fund's full portfolio holdings as of the close of the previous day through its website at www.calamos.com. A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's SAI.

Dividends, Other Distributions and Taxes

Fund Distributions

The Fund generally pays out dividends from its net investment income, if any, to shareholders monthly, and distributes its net capital gains, if any, to shareholders annually. The Fund typically earns dividends from stocks in which it invests. These amounts, net of expenses, are passed along to Fund shareholders as "income dividends." The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain dividends."

Brokers may make available to their customers who own Fund Shares the DTC book-entry dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net realized gains will be automatically reinvested in additional whole Fund Shares of the Fund purchased in the secondary market. Without this service, investors would receive their distributions in cash.

Taxes

As with any investment, you should consider how your investment in Fund Shares of the Fund will be taxed. The tax information in this prospectus is provided only as general information. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. However, with respect to certain tax issues, the summaries describe the general tax treatment of certain distributions made to corporations and non-U.S. persons. In addition, this section does not describe your state, local or non-U.S. tax consequences. You should consult your own tax advisor about the tax consequences of an investment in Fund Shares.

Fund distributions to you and the sale or redemption of your Shares in the Fund will have tax consequences to you. Such consequences may be different if you hold your Shares through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account or 401(k) plan.

The Fund intends to elect, and intends to qualify each year, as a regulated investment company (a "RIC") under the Code. As a RIC, the Fund is generally not subject to corporate-level U.S. federal income tax on any net ordinary income or capital gains that are timely distributed to shareholders. However, the Fund's failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in corporate-level taxation and, consequently, a reduction in amounts available for distribution to shareholders.

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Fund Facts

For purposes of the diversification tests, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of such investment. In particular, there is no published Internal Revenue Service guidance or case law on how to determine the "issuer" of various derivatives that the Fund may enter into. Therefore, there is a risk that the Fund will not meet the Code's diversification requirements and will not qualify, or will be disqualified, as a RIC.

Taxes on Distributions

Distributions by the Fund generally are taxable to you as ordinary income or capital gains. Distributions are subject to federal income tax, whether received in cash or reinvested in additional Fund Shares or shares of another fund, and may be subject to state or local taxes. Distributions of the Fund's "investment company taxable income" generally will be taxable as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Notwithstanding the foregoing, distributions that are attributable to "qualified dividends" received by the Fund may be eligible to be taxed at long-term capital gains rates, as long as the Fund and the shareholder meet certain holding period requirements.

Distributions of the Fund's net capital gain that are properly reported by the Fund as "capital gain dividends" will generally be taxable to you as long-term capital gains, currently at a maximum rate of 20%, regardless of your holding period in the Fund's Shares. Distributions in excess of the Fund's current and accumulated earnings and profits first will reduce your adjusted tax basis in your Fund Shares and, after the adjusted basis is reduced to zero, will constitute capital gain. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 20%, if the distributions are attributable to Fund Shares that you have held for more than one year.

Certain non-corporate taxpayers will also be subject to a 3.8% U.S. federal Medicare contribution tax with respect to the lesser of (1) their "net investment income" or (2) the excess of their "modified adjusted gross income" over a threshold amount ($200,000 for single taxpayers and $250,000 for taxpayers who are married and filing jointly).

Corporate shareholders of the Fund are generally eligible for a dividends-received deduction with respect to ordinary income dividends (but not capital gain dividends) properly designated as eligible for such deduction by the Fund, as long as the Fund and the corporate shareholder meet certain holding period and other requirements.

Under a dividend reinvestment service, you may have the option to have all cash distributions automatically reinvested in additional Fund Shares. Any distributions reinvested under such a service will nevertheless be taxable to you as described above.

You will have an adjusted basis in the additional Fund Shares purchased through such a reinvestment service equal to the amount of the reinvested distribution plus the amount of any fees charged for the transaction. The additional Fund Shares will have a holding period commencing on the day following the day on which they are credited to your account.

A distribution will reduce the Fund's NAV per Share and generally will be taxable to you as ordinary income or capital gain even if it is paid from income or gains earned by the Fund before you invested in the Fund. From an investment standpoint, such a distribution constitutes a return of capital. However, from a tax standpoint, it constitutes taxable income. In general, distributions are subject to federal income tax as of the date of payment. However, distributions paid in January will be treated as paid on December 31 of the prior year if they were declared and payable to shareholders of record on a date in October, November or December of the prior year.

The Fund's investments in other investment companies (including ETFs) that qualify as RICs could affect the amount, timing and character of distributions from the fund, and therefore, may increase the amount of taxes payable by shareholders. In addition, the Fund's investments in certain debt instruments could cause the Fund to recognize taxable income in excess of the cash generated by such investments, which may require the Fund to dispose of other investments in order to make required distributions.

The Fund's transactions in derivatives, as well as its hedging, short sale, securities loan or similar transactions, if any, may be subject to one or more special tax rules. These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities, thereby affecting whether capital gains and losses are treated as short-term or

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Fund Facts

long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders and thus taxes payable by shareholders.

You may be subject to federal back-up withholding tax, if you do not provide the Fund with a taxpayer identification number (for an individual, a social security number) and make other required certifications, or the Internal Revenue Service informs the Fund that your tax identification number is incorrect. Backup withholding is not an additional tax. You may claim the amount withheld as a credit on your federal income tax return, provided you furnish the appropriate information to the Internal Revenue Service.

Taxes When Shares are Sold

Any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if you have held the Fund Shares for more than one year and as short-term capital gain or loss if you have held the Fund Shares for one year or less. The ability to deduct capital losses realized on a sale of Fund Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant that exchanges equity securities for Creation Units will generally recognize a gain or a loss on the exchange. Any such gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange, plus (or minus) the cash amount received (or paid), and such Authorized Participant's aggregate basis in the securities surrendered. A person who redeems Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the aggregate market value of the securities received, plus (or minus) any cash received (or paid), and such person's basis in the Creation Units redeemed. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in the Authorized Participant's economic position with respect to such Creation Units. Persons exchanging securities should consult their own tax advisor with respect to the applicability of the wash sale rules and the availability and timing of a deduction for any loss. In addition, when a regulated investment company redeems a shareholder in kind, the regulated investment company generally is not required to recognize taxable gains in respect of the portfolio securities it distributes to the redeeming shareholder. However, the Fund may be required to recognize taxable gain on the distribution of certain securities, and the Internal Revenue Service may assert that the Fund must recognize taxable gain in respect of certain other securities that the Fund distributes to a shareholder in exchange for Creation Units, which may increase the amount of taxable gains that the Fund would otherwise be required to distribute in order to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Creation Units have been held for more than one year and as short-term capital gain or loss if the Creation Units have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund Shares you purchased or sold and at what price.

Authorized Participants that are dealers may be subject to special tax rules and should consult their own tax advisors regarding the tax consequences of purchasing and redeeming Creation Units in their capacity as dealers.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Non-U.S. Taxes

Income and proceeds received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund's return on investments in such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled separately to claim a credit or deduction in respect of non-U.S. taxes paid or treated as paid by the Fund. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

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25

Fund Facts

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. The Internal Revenue Service and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gains dividends that the Fund pays.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. For instance, the Fund may elect to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund's taxable year. If the Fund were to make a mark-to-market election, it would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax that may be imposed on the undistributed income of a RIC. Dividends paid by PFICs are not treated as qualified dividend income.

Other Tax Matters

The foregoing is only a summary of certain federal income tax considerations of investing in the Fund under current law, which is subject to change in the future. Shareholders who are not U.S. persons within the meaning of the Code, such as non-resident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different U.S. federal income tax treatment.

You may also be subject to state and local taxes on distributions paid by the Fund, and sales and redemptions of Fund Shares. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific tax situation. More information about taxes can be found in the Fund's SAI.

Calamos Alternative Nasdaq & Bond ETF
26

Fund Facts

Net Asset Value

The NAV of shares is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ official closing price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent (s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Futures, swaps and options contracts listed for trading on a futures or options exchange or board of trade for which market quotations are generally available are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price. Total return swaps on exchange-listed securities are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price.

Securities held by the Fund are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the Investment Company Act of 1940 ("1940 Act") and approved by and subject to the oversight of the Board of Trustees ("Valuation Procedures"). If market quotations are not readily available, securities or other assets will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund's NAV will reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security or other asset may be materially different than the value that could be realized upon the sale of that security or other asset. The fair value prices can differ from market prices. The Board of Trustees has designated Calamos Advisors as "valuation designee" for the Fund. The valuation designee is responsible for determining the value of the Fund's investments. The designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities or other assets.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Fund Service Providers

State Street Bank and Trust Company ("State Street"), located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as the Fund's administrator, custodian, fund accounting and financial accounting agent, and transfer agent.

PROSPECTUS | February 8, 2024
27

Fund Facts

Calamos Financial Services LLC ("CFS"), located at 2020 Calamos Court, Naperville, Illinois 60563, serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Fund Shares.

Ropes & Gray LLP, located at 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606, serves as legal counsel to the Trust.

Premium/Discount Information

Information showing the number of days the market price of the Fund Shares was greater (at a premium) and less (at a discount) than the Fund's NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.calamos.com.

Investments by Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Fund Shares. Rule 12d1-4 under the 1940 Act permits investment companies ("acquiring funds") to invest in other investment companies ("acquired funds") beyond the limits of Section 12(d)(1), subject to certain terms and conditions. However, because more than 10% of the Fund's total assets may be invested in securities of other investment companies, including ETFs, other investment companies are not permitted to rely on Rule 12d1-4 to invest in the Fund in excess of the limits of Section 12(d)(1). To this end, Rule 12d1-4 relief from Section 12(d)(1) is not available for investments in the Fund, since this Fund operates as a "fund of funds."

Calamos Alternative Nasdaq & Bond ETF
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PROSPECTUS | February 8, 2024
29

Financial Highlights

The Fund is new and has no performance history as of the date of this prospectus. Financial information is therefore not available.

CALAMOS ALTERNATIVE NASDAQ & BOND ETF
30

Other Information

Continuous Offering

The method by which Creation Units of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Fund Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Fund Shares and sells the Fund Shares directly to customers or if it chooses to couple the creation of a supply of new Fund Shares with an active selling effort involving solicitation of secondary market demand for Fund Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Fund Shares, whether or not participating in the distribution of Fund Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the "Investment Company Act"). As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Fund Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index to track general stock market performance. The Corporations' only relationship to Calamos Advisors ("Licensee") is in the licensing of Nasdaq®, Nasdaq-100 Index®, NDX®, Nasdaq-100®, and certain trade names of the Corporations and the use of the Nasdaq-100 Top 30 Hybrid Income Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Top 30 Hybrid Income Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 TOP 30 HYBRID INCOME INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 TOP 30 HYBRID INCOME INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 TOP 30 HYBRID INCOME INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PROSPECTUS | February 8, 2024
31

Other Information

Summary of Certain Provisions of the Second Amended and Restated Trust Instrument

The summary below is a synopsis of certain provisions contained in the Trust's Second Amended and Restated Trust Instrument (the "Trust Instrument"). Shareholders should refer to the Trust Instrument for further information. Defined terms have the meanings contained in the Trust Instrument.

Derivative Actions

The Second Amended and Restated Trust Instrument (the "Trust Instrument") requires, within Section 9 of Article IV, that before bringing any derivative action on behalf of the Fund, Shareholders must have made a written demand to the Board of Trustees requesting that they cause the Trust or affected Series or Class, as applicable, to file the action itself.

In order to warrant consideration, any such written demand must include at least the following:

(1)  a detailed description of the action or failure to act complained of and the facts upon which each such allegation is made;

(2)  a statement to the effect that the complaining Shareholders believe that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the right of the Trust or the affected Series or Class, as applicable and an explanation of why the complaining Shareholders believe that to be the case;

(3)  a certification that the following requirements have been met, as well as information reasonably designed to allow the Trustees to verify that certification:

(a)  each complaining Shareholder was a Shareholder of the Trust or the affected Series or Class, as applicable, at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time; and

(b)  each complaining Shareholder was a Shareholder of the Trust or the affected Series or Class, as applicable, as of the time the demand required by Section 9 of Article IV was made; and

(4)  a certification that each complaining Shareholder will be a Shareholder of the Trust or the affected Series or Class, as applicable as of the commencement of the derivative action.

The Trust Instrument further provides that at least 10% of the Shareholders of the Trust or the affected Series or Class, as applicable, must join in bringing the derivative action. This provision does not apply to claims brought under the federal securities laws.

The Trust Instrument also provides that a copy of the derivative complaint must be served on the Trust, assuming the requirements described above have already been met and the derivative action has not been barred as further described in the Trust Instrument.

Forum and Waiver of Jury Trial

Section 10 of Article X of the Trust Instrument outlines which shareholder actions must be brought in state court and which must be brought in federal court. This section states in particular that, unless the Trust consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under any federal securities law. This provision may increase costs for a shareholder to bring a claim or may limit a shareholder's ability to bring a claim in a judicial forum that they find more convenient or favorable. While the enforceability of the exclusive forum provisions may be challenged, this section also provides that if any provisions of Section 10 shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining portions will still apply.

Section 10 of Article X of the Trust Instrument also states that shareholders and all other such persons bringing any such suit, action, or proceeding in the Superior Court in the State of Delaware waive the right to a trial by jury to the fullest extent permitted by law.

CALAMOS ALTERNATIVE NASDAQ & BOND ETF
32

For more detailed information on the Fund, several additional sources of information are available to you. The Fund's SAI, incorporated by reference into this prospectus, contains detailed information on the Fund's policies and operation. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund's performance during the last fiscal year. The Fund's most recent SAI, annual or semi-annual reports and certain other information are available free of charge by calling the Fund at (866) 363-9219, on the Fund's website at www.calamos.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC's website is free of charge. Visit the SEC's on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Calamos Alternative Nasdaq & Bond ETF

2020 Calamos Court
Naperville, IL 60563-2787
866.363.9219

www.calamos.com

SEC File #333-191151
#811-22887

CANQSTAPRO 020824

Dated February 8, 2024

STATEMENT OF ADDITIONAL INFORMATION

Fund	Ticker
Calamos Alternative Nasdaq & Bond ETF	The Nasdaq Stock Market LLC — CANQ

2020 Calamos Court
Naperville, Illinois 60563
866.363.9219

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus dated February 8, 2024, as it may be revised from time to time (the "Prospectus"), for the Calamos Alternative Nasdaq & Bond ETF (the "Fund"), a series of the Calamos ETF Trust (the "Trust"). Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by calling the Fund at (866)-363-9219, visiting the Fund's website at www.calamos.com or through your financial advisor.

References to the Investment Company Act of 1940, as amended (the "1940 Act"), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the "SEC"), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.

CANQSAI 020824

TABLE OF CONTENTS

THE TRUST AND THE FUND	3
EXCHANGE LISTING AND TRADING	3
DISCLOSURE OF PORTFOLIO HOLDINGS	4
INVESTMENT OBJECTIVE	4
INVESTMENT PRACTICES	4
INVESTMENT RESTRICTIONS	25
MANAGEMENT	26
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	36
INVESTMENT ADVISORY SERVICES	36
DISTRIBUTOR	38
OTHER COMPENSATION TO INTERMEDIARIES	39
PORTFOLIO TRANSACTIONS	40
ADDITIONAL INFORMATION CONCERNING THE SHARES	41
CREATION AND REDEMPTION OF CREATION UNITS	42
TAXATION	50
CUSTODIAN AND TRANSFER AGENT	58
FUND ACCOUNTING AND FINANCIAL ACCOUNTING AGENT	58
MISCELLANEOUS	59
FINANCIAL STATEMENTS	59

THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on June 17, 2013. The Trust is an open-end, registered management investment company. The Trust currently offers shares in four series of the Trust. Series other than the Fund are offered through separate prospectuses and statements of additional information and are not further discussed herein. The offering of the Fund's shares ("Shares") is registered under the Securities Act of 1933, as amended (the "Securities Act").

The Fund is a non-diversified, actively managed exchange-traded fund. The Fund offers and issues Shares at net asset value ("NAV") only in aggregations of a specified number of Shares, generally in exchange for a basket of securities constituting the portfolio holdings of the Fund, together with the deposit of a specified cash payment, or, in certain circumstances, for an all cash payment. Shares of the Fund will be listed and principally traded on The Nasdaq Stock Market LLC. Shares will trade on the Exchange at market prices that may be below, at, or above NAV. Unlike mutual funds, Fund Shares are not individually redeemable securities. Rather, the Fund issues and redeems Shares on a continuous basis at NAV, typically in creation units of 50,000 Shares (each, a "Creation Unit"). In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit. Financial entities known as "authorized participants" (which are discussed in greater detail below) have contractual arrangements with the Fund or the Distributor to purchase and redeem Fund Shares directly with the Fund in Creation Units in exchange for the securities comprising the Fund and/or cash, or some combination thereof. Fund Shares are traded in the secondary market and elsewhere at market prices that may be at, above, or below the Fund's NAV. Fund Shares are only redeemable in Creation Units by authorized participants. An authorized participant that purchases a Creation Unit of Fund Shares deposits with the Fund a "basket" of securities and/or other assets identified by the Fund that day, and then receives the Creation Unit of Fund Shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Fund Shares for a basket of securities and other assets. The basket is generally representative of the Fund's portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund Shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act ("Rule 6c-11"), the Fund may utilize baskets that are not representative of the Fund's portfolio. Such "custom baskets" are discussed in the section entitled "Creations and Redemptions of Creation Units." Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Unlike index-based exchange-traded funds ("ETFs"), the Fund is "actively managed" and does not seek to replicate the performance of a specified index.

The Board of Trustees of the Trust (the "Board of Trustees" or the "Trustees") has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees. The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

EXCHANGE LISTING AND TRADING

Shares of the Fund are listed and traded on the The Nasdaq Stock Market LLC (the "Exchange"). Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV or Intraday Indicative Value ("IIV"), because such prices may be affected by market forces (such as supply and demand for Shares). As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets your broker will normally charge you a commission or other transaction charges. Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits, which would have no effect on the NAV.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the Fund's shares from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of Shares; (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) the Fund fails to meet certain continued listing standards of the Exchange; or (iv) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of the Fund.

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy regarding the disclosure of information about the Fund's portfolio securities. Under the policy, portfolio holdings of the Fund, which will form the basis for the calculation of NAV on any day on which the Trust is open for business ("Business Day"), are publicly disseminated prior to the opening of trading on the Exchange that Business Day through financial reporting or news services, including the website www.calamos.com. In addition, each Business Day a portfolio composition file, which displays the basket of securities to be deposited to purchase Creation Units of the Fund ("In-Kind Creation Basket") and the amount of cash necessary to equal the difference between the NAV of a Creation Unit and the market value of the In-Kind Creation Basket ("Cash Component"), is publicly disseminated prior to the opening of the Exchange via the National Securities Clearing Corporation ("NSCC").

INVESTMENT OBJECTIVE

The Calamos Alternative Nasdaq & Bond ETF's investment objective is attractive risk-adjusted return through capital appreciation and current income.

The Fund's investment objective is non-fundamental and may be changed by a vote of the Fund's Board, without shareholder approval.

The Fund has adopted a non-fundamental operating policy that requires it, under normal circumstances, to invest at least 80%, but up to 100%, of its net assets (plus borrowings for investment purposes, if any) in a portfolio of equity instruments (including options and equity ETFs) and fixed income instruments (including bonds and fixed income ETFs) intended to deliver convertible security-like exposure to companies in the Nasdaq-100 Index. The Fund will consider the investments of underlying funds when determining compliance with its 80% policy. Although these requirements may be changed by the Board of Trustees without shareholder approval, the Fund will notify shareholders in writing at least 60 days prior to any change in its 80% policy.

INVESTMENT PRACTICES

The prospectus contains information concerning the Fund's investment objective and principal investment strategies and risks. This Statement of Additional Information provides additional information concerning certain securities and strategies used by the Fund and their associated risks.

In pursuing its investment objective, the Fund will invest as described below and in the Fund's prospectus. The table below indicates whether the Fund, directly or indirectly through its investment in the underlying funds, invests in the securities and instruments listed as part of its principal (P) or non-principal (N) investment strategies.

Unless otherwise noted, all investment policies and restrictions described in the Prospectus and Statement of Additional Information are measured at the time of the transaction in the security. If market action affecting fund securities (including, but not limited to, appreciation, depreciation, or a credit rating event) causes the Fund to exceed an investment policy or restriction, Calamos Advisors LLC ("Calamos Advisors" or the "Adviser") is not required to take immediate action. Under normal market conditions, however, Calamos Advisors will not make any acquisitions that will make the Fund further outside the investment restriction.

INVESTMENTS AND INVESTMENT-RELATED PRACTICES	CALAMOS ALTERNATIVE NASDAQ & BOND ETF
Currency Exchange Transactions	N
Debt Securities (including High Yield Fixed-Income Securities)	P
Distressed Securities	N
Equity Securities	N
Foreign Securities	P
Futures Contracts and Options on Futures Contracts	N

INVESTMENTS AND INVESTMENT-RELATED PRACTICES	CALAMOS ALTERNATIVE NASDAQ & BOND ETF
Illiquid Securities	N
Initial Public Offerings	N
Lending of Portfolio Securities	N
Master Limited Partnerships	N
Mortgage-related and Other Asset-backed Securities	P
Options on Securities, Indexes and Currencies	P
Other Investment Companies (including closed-end funds, ETFs and BDCs)	P
Portfolio Turnover	P
Repurchase Agreements	N
Reverse Repurchase Agreements and Other Borrowings	N
Rule 144A Securities	P
Short Sales	N
Structured Products	N
Swaps, Caps, Floors and Collars	N
Temporary Investments	N
U.S. Government Obligations	P
Warrants*	P
"When-Issued" and Delayed Delivery Securities	N

CURRENCY EXCHANGE TRANSACTIONS

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract.

Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

Forward currency exchange transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in "speculative" currency exchange transactions.

At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting currency transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting currency transaction, it subsequently may enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

DEBT SECURITIES (INCLUDING HIGH YIELD FIXED-INCOME SECURITIES)

In pursuing its investment objectives, the Fund may invest in convertible and non-convertible debt securities, including high yield fixed-income securities (i.e., securities rated BB or lower by S&P Global Ratings, a division of S&P Global ("S&P"), or Ba or lower by Moody's Investor Services, Inc. ("Moody's")) and securities that are not rated but are considered by Calamos Advisors, the Funds' investment adviser, to be of similar quality. There are no restrictions as to the ratings of debt securities that may be acquired by the Fund or the portion of the Fund's assets that may be invested in debt securities in a particular rating category.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. High yield fixed-income securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

EQUITY SECURITIES

Equity securities include common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest.

Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer's business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments. See the prospectus for additional information regarding equity investments and their risks.

FOREIGN SECURITIES

A foreign security is a security issued by a foreign government or a company whose country of incorporation is a foreign country. For this purpose, foreign securities include American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person but which represent underlying shares of foreign issuers, and may include foreign securities in the form of European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts issued by international banks evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

To the extent positions in portfolio securities are denominated in foreign currencies, the Fund's investment performance is affected by the relative strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions.")

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; greater costs of buying, holding and selling securities, including brokerage, tax and custody costs; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

Although the Fund intends to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

However, the Fund may invest in the securities of emerging countries (including frontier markets). The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries. Certain emerging markets are sometimes referred to as "frontier markets." Frontier markets, the least advanced capital markets in the developing world, are among the riskiest markets in the world in which to invest. Frontier markets have the fewest number of investors and investment holdings and may not even have stock markets on which to trade. Investments in this sector are typically illiquid, nontransparent and subject to very low regulation levels as well as high transaction fees, and may also have substantial political and currency risk. Emerging and frontier markets both offer the prospect of higher returns with higher risk. However, emerging markets are more stable and developed than frontier markets. The economies of emerging market countries have achieved a rudimentary level of development, while frontier markets represent the least economically developed nations in the global marketplace. Emerging and frontier markets also carry several types of investment risk, including market, political and currency risk, as well as the risk of nationalization.

A portion of the Fund's investments may be in Russian securities and instruments. The United States and the European Union have imposed sanctions on certain Russian persons and issuers. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund's investments. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund's portfolio and potentially disrupt its operations. For these or other reasons, the Fund could seek to suspend redemptions of shares, including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its NAV. During the period that redemptions are affected, shares could trade at a significant premium or discount to their NAV.

The Fund may purchase certain listed eligible China A-Shares traded on the Shanghai Stock Exchange ("SSE") through the Shanghai-Hong Kong Stock Connect program as well as traded on the Shenzhen Stock Exchange ("SZSE") through the Shenzhen-Hong Kong Stock Connect program (both programs collectively referred to herein as "Stock Connect"). Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited ("SEHK"), SSE, SZSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK, SSE and SZSE. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors in Stock Connect securities through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.

However, trading through Stock Connect is subject to a number of restrictions that may affect the Fund's investments and returns. For example, a primary feature of the Stock Connect program is the application of the home market's laws and rules to investors in a security. Thus, investors in Stock Connect securities are generally subject to Chinese securities regulations and the listing rules of the respective exchange, among other restrictions. In addition, Stock Connect securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund's ability to invest in Stock Connect securities. For example, an investor cannot purchase and sell the same security on the same trading day. Stock Connect also is generally available only on business days when both the respective exchange and the SEHK are open. Trading in the Stock Connect program is subject to trading, clearance and settlement procedures that are untested in China, which could pose risks to the Fund. Additionally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Investments in China A-shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the SSE and the SZSE defaulted, the Fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on Stock Connect in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, the Fund investing through Stock Connect must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The existence of a liquid trading market for China A-shares may depend on whether there is supply of, and demand for, such China A-shares. Market volatility and settlement difficulties in the China A-share markets may also result in significant fluctuations in the prices of the securities traded on such markets.

China A-shares purchased through Stock Connect are held in nominee name and not the Fund's name as the beneficial owner. It is possible, therefore, that the Fund's ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, the Fund may not be able to participate in corporate actions affecting China A-shares held through Stock Connect due to time constraints or for other operational reasons.

There can be no assurance as to whether or how such developments in the Stock Connect may restrict or affect the Fund's investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on the Fund's investments and returns.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Fund may enter into interest rate futures contracts, index futures contracts, volatility index futures contracts and foreign currency futures contracts. An interest rate, index, volatility index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index1 at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the S&P 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded. The Fund may enter into such contract if, in Calamos Advisors' opinion, such contract meets the Fund's investment parameters.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed in this Statement of Additional Information). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

The success of any futures transaction by the Fund depends on Calamos Advisors' correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Calamos Advisors might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs.

When the Fund makes a purchase or sale of a futures contract, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

1  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

RISKS ASSOCIATED WITH FUTURES

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract or option may result in losses in excess of the amount invested in the futures contract or option. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract or option and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. Futures prices are highly volatile at times and are influenced by many external economic, governmental, and world events. The low margin deposits normally required in futures trading permits an extremely high degree of leverage, which can result in the Fund experiencing substantial gains or losses due to relatively small price movements or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

The markets for futures positions may be thinly traded from time to time. In addition, futures positions may become illiquid due to daily price limits taking effect or due to market disruptions. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

If options, futures contracts or futures options of types other than those described herein are traded in the future, the Fund may also use those investment vehicles, provided the board of trustees determines that their use is consistent with the Fund's investment objectives.

The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

The use of options and futures is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). For example, the CFTC and domestic futures exchanges have established (and continue to evaluate and monitor) speculative position limits ("position limits") on the maximum speculative position which any person, or group of persons acting in concert, may hold or control in particular contracts. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with the speculative limits. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified and positions held by the

Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund's investment strategy.

Calamos Advisors, with respect to the Fund, has claimed the relief from registration with the CFTC as a commodity pool operator ("CPO") provided to fund-of-funds operators pursuant to CFTC No-Action Letter 12-38. Consequently, Calamos Advisors is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act ("CEA"). For Calamos Advisors to remain eligible for the relief, the Fund must limit its direct and indirect exposure to CFTC regulated derivatives, including futures, options on futures and certain swaps, to a de minimis level. Consequently, the Fund may forego investments in certain registered investment companies and other pooled investment vehicles. Such limitations may constrain the Fund's ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for it, and/or adversely affect its total return. Should Calamos Advisors determine that compliance with the relief is no longer practicable, it may register with the CFTC as a CPO which could increase the Fund's expenses adversely affecting the Fund's total return. The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund's operation and/or change the competitive landscape. In this regard, any further amendments to the CEA or its related regulations that subject the Fund to additional regulation may have adverse impacts on the Fund's operations and expenses.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets under regulatory rules, taken at market value, in illiquid investments that are assets, including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that are subject to restrictions on resale because they have not been registered for sale under the Securities Act of 1933, as amended ("Securities Act"). A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund's portfolio, and the Fund might not be able to sell or dispose of its holdings in such securities promptly or at reasonable prices. In those instances where the Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the percentage limitation on the Fund's investment in restricted securities.

The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Fund's liquidity risk management program (the "Liquidity Program") as required by Rule 22e-4 under the 1940 Act (the "Liquidity Rule"). Illiquid investments may trade at a discount to comparable, more liquid investments and the Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of the Fund's net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.

INITIAL PUBLIC OFFERINGS

The Fund may purchase stock in an initial public offering ("IPO"). An IPO is a company's first offering of stock to the public, typically to raise additional capital. Shares are given a market value reflecting expectations for the company's future growth. The market for these securities may be more volatile and entail greater risk of loss than investments in larger companies due to the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history.

The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. Calamos Advisors cannot guarantee continued access to IPOs.

LENDING OF PORTFOLIO SECURITIES

In seeking to earn additional income, the Fund may lend its portfolio securities to qualified parties (typically broker-dealers and banks) who need to borrow securities in order to cover transactions into which they have entered. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of income earned on the collateral. The Fund may experience losses as a result of a diminution in value of its cash collateral investments. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not less than five business days. The Fund would not have the right to vote the securities during the existence of the loan; however, the Fund may attempt to call back the loan and vote the proxy if time permits prior to the record date. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the Fund's securities lending agent will monitor, and report to Calamos Advisors on, the creditworthiness of the firms to which the Fund lends securities.

MASTER LIMITED PARTNERSHIPS

MLPs differ from investments in common stock as a result of limited control and limited rights to vote on matters affecting the MLP. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. MLPs generally do not pay federal income tax at the partnership level. Rather, each Partner is allocated a share of the partnerships' income, gains, losses, deductions and credits. A change in current tax law, or a change in the underlying business of an MLP, could result in an MLP being treated as a corporation, instead of a partnership, for federal income tax purposes, which would result in such MLP being required to pay income tax on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP, potentially reducing the value of the Fund's investment and consequently your investment in the Fund. Although common units of MLPs trade on various exchanges, certain MLP securities trade less frequently than those of larger companies due to their smaller capitalization. As a result, the price of such MLPs may display abrupt and erratic movements at times. Additionally it may be more difficult for the Fund to buy and sell significant amounts of such securities without unfavorable impact on prevailing market process. As a result, these securities may be difficult to dispose of at a fair price when Calamos Advisors desires to do so.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

A Fund may invest in mortgage- or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, SMBSs and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages accelerate the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities.

The Fund may invest, without limitations, in any combination of mortgage-related and other asset-backed IO and PO securities. The Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. A

CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Fund may invest in other asset-backed securities that have been offered to investors.

OPTIONS ON SECURITIES, INDEXES AND CURRENCIES

The Fund may purchase and sell (write) put options and call options on securities, indexes or foreign currencies. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving such Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.

The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect it against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. The Fund may purchase and sell (write) exchange listed options and over-the-counter ("OTC") options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to sellers or purchasers ("Option Counterparties") through direct bilateral agreement with the Option Counterparties. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Option Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund generally is expected to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is "in the money") are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

The Fund may also purchase and sell (write) options on securities indexes and other financial indexes. Options on securities indexes and other financial indexes are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

The Fund may sell (write) "covered" call options and put options. A written option will be considered "covered" to the extent it has entered into an offsetting transaction or otherwise has segregated or earmarked cash or liquid assets equal to its uncovered obligations under the written option. For example, a call option written by the Fund could be covered by purchasing an offsetting call option, by purchasing or holding the underlying reference security or asset (or a security convertible into the underlying reference security or asset), or by segregating or earmarking cash or liquid assets equal to the exercise price of the written option (or such amount as is not otherwise covered by an offsetting transaction). The Fund writing a call option on an index would be considered as holding an offsetting position to the extent such Fund owned portfolio securities substantially correlating with the movement of the underlying reference index.

If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, such Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, asset or index in relation to the exercise price of the option, the volatility of the underlying security, asset or index, and the time remaining until the expiration date.

A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit.

The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

CERTAIN CONSIDERATIONS REGARDING OPTIONS

The FLEX Options in which the Fund invests will be options on an exchange-traded fund ("ETF" and a "Reference Asset"). As such, the value of the Fund's FLEX Options will fluctuate with changes in the value of the securities held by the ETF, and thus the ETF's share price. In addition to the value of the ETF, the value of an option, in general, will reflect, among other things, the time remaining until expiration (the end of the Outcome Period), the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value.

Each of the options exchanges has established limitations governing the maximum number of call or put options on the same asset that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Calamos are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that the Fund may buy or sell.

The puts and calls on the Reference Asset entitle the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the Reference Asset at a predetermined specified price (the "strike price"). When the Fund writes a call on the Reference Asset, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Fund the delivery of a specified number of shares of the ETF in exchange for the strike price. When the Fund buys a call on the Reference Asset, it pays a premium and has the same rights to such call as indicated above. When the Fund buys a put on the Reference Asset, it pays a premium and has the right to require the seller of the put, upon the Fund's exercise of the put, to deliver the specified number of shares of the ETF in exchange for the strike price. When the Fund writes a put on the Reference Asset, it receives a premium and the purchaser of the put has the right to require the Fund to deliver the specified number of shares of the ETF in exchange for the strike price. Notwithstanding the above, the Fund utilizes FLEX Options that are cash-settled. Cash-settled options give the holder the right to receive an amount (or owe an amount) of cash upon the exercise of the option. Gain or loss depends on changes in the value of the ETF's share price relative to the strike price for a given option contract. The amount of cash is equal to the difference between the closing price of the ETF's share price and the exercise price of the option contract times a specified multiple ("multiplier), which determines the total value for each point of such difference.

RISKS OF OPTIONS ON THE REFERENCE ASSETS

If the Fund has purchased an option and exercises it before the closing value for that day is available, it runs the risk that the level of the Reference Asset may subsequently change. If such a change causes the exercised option to fall out of the money, the Fund will be required to pay the difference between the closing Reference Asset value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

RULE 18F-4

If the Fund enters into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of "senior securities" under Section 18 of the 1940 Act ("Derivatives Transactions"), then it will be permitted to do so pursuant to Rule 184-f under the 1940 Act ("Rule 18f-4" or the "Derivatives Rule"). The Derivatives Rule defines the term "derivatives" to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and option contracts. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be "similar to" reverse repurchase transactions, such as certain securities lending transactions in connection with which the Fund obtains leverage. Among other things, under Rule 18f-4 the Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that the Fund may enter into based on the value-at-risk ("VaR") of the fund inclusive of derivatives. The Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its "designated reference portfolio." The "designated reference portfolio" is a representative unleveraged index or the fund's own portfolio absent derivatives holdings, as determined by such fund's derivatives risk manager. This limits test is referred to as the "Relative VaR Test". In addition, among other requirements, Rule 18f-4 requires the Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Fund's derivatives activities. These new requirements will apply unless the Fund qualifies as a "limited derivatives user," which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. The Fund will comply with the requirements of Rule 18f-4 in its usage of option contracts. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Fund's performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of the Fund's investments and cost of doing business, which could adversely affect investors.

OPTIONS CONTRACTS RISK

The Fund may invest in option contracts. The use of options involves investment strategies and risks which differ from those associated with ordinary portfolio securities transactions. Investing in options, LEAP Options, and other instruments with option-type elements may increase the volatility and/or transaction expenses of the Fund. The prices of options are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. As a seller (writer) of a put option, the seller will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the seller will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the buyer risks losing the entire premium invested in the option if the buyer does not exercise the option. An option may expire without value, resulting in a loss of the Fund's initial investment and may be less liquid and more volatile than an investment in the underlying securities. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. Options may also involve the use of leverage, which could result in greater price volatility than other markets.

RISKS ASSOCIATED WITH OPTIONS

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve Calamos Advisors' objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Fund's ability to utilize options successfully will depend on Calamos Advisors' ability to predict pertinent market investments, which cannot be assured. The Fund's ability to close out its position as a purchaser or seller (writer) of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If the Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from any currency appreciation.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Option Counterparty (as described above under "Options on Securities, Indexes and Currencies") fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos Advisors must assess the creditworthiness of each such Option Counterparty or any guarantor or credit enhancement of the Option Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Fund may purchase and sell (write) call options on securities indexes and currencies. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes such Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold the security or instrument that it might otherwise have sold. In addition, a loss on a call option sold may be greater than the premium received. The Fund may purchase and sell (write) put options on securities indexes and currencies. In selling (writing) put options, there is a risk that the Fund may be required to buy the underlying index or currency at a disadvantageous price above the market price.

OTHER INVESTMENT COMPANIES (INCLUDING CLOSED-END FUNDS, ETFs AND BDCs)

In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will be limited by provisions of the 1940 Act that limit the amount the Fund can invest in any one investment company to 3% of the investment company's total outstanding stock. As a result, the Fund may hold a smaller position in an investment company than if it were not subject to this restriction. However, Rule 12d1-4 under the 1940 Act would permit the Fund to invest in excess of the 3% limit subject to certain conditions, including that the Fund must enter into a "Fund of Funds Investment Agreement" with the acquired fund setting forth the material terms of the arrangement. In addition, to comply with provisions of the 1940 Act, on any matter upon which investment company stockholders are solicited to vote the Adviser will vote investment company shares in the same general proportion as shares held by other stockholders of the investment company.

PORTFOLIO TURNOVER

Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that a portfolio security must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in the Fund would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. Portfolio turnover for the Fund is shown under "Financial Highlights" in the prospectus. A portfolio turnover rate of 100% would mean that the Fund had sold and purchased securities valued at 100% of its net assets within a one-year period.

REPURCHASE AGREEMENTS

As part of its strategy for the temporary investment of cash, the Fund may enter into "repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. The Fund may invest in repurchase agreements, provided that the Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days, and any other illiquid securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security.

Such agreements generally have maturities of no more than seven days and could be used to permit the Fund to earn interest on assets awaiting long-term investment. The Fund requires continuous maintenance by the custodian for the Fund's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. In an effort to reduce these risks, Calamos Advisors will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

The Fund may enter into reverse repurchase agreements, and economically similar transactions to the extent permitted under the leverage limitations of the 1940 Act and the Fund's investment restrictions described below. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement enables the Fund to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without needing to sell portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

The Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security.

RULE 144A SECURITIES

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale by certain qualified institutional buyers, such as the Fund, under Rule 144A ("Rule 144A Securities") under the Securities Act. Calamos Advisors, under the supervision and oversight of the Trust's Board of Trustees, will consider whether Rule 144A Securities are illiquid and thus subject to the Fund's restriction of investing no more than a specified percentage of its net assets in securities that are illiquid at the time of purchase. A determination of whether a Rule 144A Security is liquid or not is a question of fact. In making this determination, Calamos Advisors will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A Security. In addition, Calamos Advisors may consider the (1) frequency of trades and quotes for the security, as well as equivalent or underlying securities (e.g. the underlying common stock of a convertible security), (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

The liquidity of Rule 144A Securities will be monitored and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A Securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

SHORT SALES

The Fund may sell securities short to enhance income and protect against market risk by hedging a portion of the equity risk inherent in the Fund's portfolio. A short sale may be effected when Calamos Advisors believes that the price of a security will decline or underperform the market, and involves the sale of borrowed securities, in the hope of purchasing the same securities at a later date at a lower price. There can be no assurance that the Fund will be able to close out a short position (i.e., purchase the same securities) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, the Fund must borrow the securities from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the securities, on behalf of the Fund, to the buyer.

The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to it the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends or interest paid on the securities sold short.

The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. The Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

The Fund will realize a gain if the price of the securities declines between the date of the short sale and the date on which the Fund purchases securities to replace the borrowed securities. On the other hand, the Fund will incur a loss if the price of the securities increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with the short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

There is also a risk that securities borrowed by the Fund and delivered to the buyer of the securities sold short will need to be returned to the broker-dealer on short notice. If the request for the return of securities occurs at a time when other short sellers of the security are receiving similar requests, a "short squeeze" can occur, meaning that the Fund might be compelled, at the most disadvantageous time, to replace the borrowed securities with securities purchased on the open market, possibly at prices significantly in excess of the proceeds received from the short sale.

It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund's potential volatility.

The Fund may also make short sales "against the box," meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. A short sale "against the box" would be made in anticipation of a decline in the market price of the securities sold short. Short sales "against the box" result in a "constructive sale" and require the Fund to recognize taxable gain unless an exception to the constructive sale rule applies.

The Fund will not make a short sale of securities (other than a short sale "against the box"), if more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales (other than short sales "against the box").

Short sales also may afford the Fund an opportunity to earn additional current income to the extent it is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open. Calamos Advisors believes that some broker-dealers may be willing to enter into such arrangements, but there is no assurance that the Fund will be able to enter into such arrangements to the desired degree. Further, in response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) reporting obligations and/or bans on short sales of certain securities, including short positions on such securities acquired through certain derivative instruments.

STRUCTURED PRODUCTS

The Fund may invest in interests in entities organized and operated for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes. The Fund may also invest in other types of structured products, including, among others, baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. The Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although the Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund's limitations related to borrowing and leverage. Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there may not be an active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid.

SWAPS, CAPS, FLOORS AND COLLARS

The Fund may enter into interest rate, currency, index, credit default, total return and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indexes. A credit default swap is an agreement to transfer the credit exposure of fixed income products between parties. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified benchmark exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified benchmark falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the securities dealers, financial institutions or other parties with whom the Fund has entered into such a transaction ("Swap Counterparties"), combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by Calamos Advisors. If there is a default by the Swap Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. Although the swap market has grown substantially over the years, increasing liquidity, some swaps, including caps, floors, and collars, may be considered illiquid.

In addition, some swaps are, and more in the future may be, centrally cleared. Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, the Fund could lose margin payments deposited with the clearing organization, as well as the net amount of gains not yet paid by the clearing organization, if the clearing organization breaches the swap agreement with the Fund or becomes insolvent or goes into bankruptcy. Also, the Fund will be exposed to the credit risk of the futures commission merchant who acts as the Fund's clearing member on the clearinghouse for a centrally cleared swap. If the Fund's futures commission merchant becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearinghouse fully discharges all of its obligations. In the event of bankruptcy of the Fund's futures commission merchant, the Fund may be entitled to the net amount of gains the Fund is entitled to receive, plus the return of margin owed to it, only in proportion to the amount received by the futures commission merchant's other customers for the relevant account class, potentially resulting in losses to the Fund.

TEMPORARY INVESTMENTS

The Fund may make temporary investments without limitation when Calamos Advisors determines that a defensive position is warranted, or as a reserve for possible cash needs. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; cash; and repurchase agreements. See "Exhibit A — Description of Ratings" for a description of ratings of certain rating agencies and their significance.

U.S. GOVERNMENT OBLIGATIONS

U.S. Government Obligations include securities that are issued or guaranteed by the U.S. Treasury or by various U.S. Government agencies and instrumentalities. U.S. Treasury obligations ("U.S. Treasuries") include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasuries also include the separate principal and interest components of U.S. Treasuries that are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. U.S. Treasury obligations are backed by the full faith and credit of the U.S. Obligations issued or guaranteed by U.S. Government agencies and instrumentalities may be supported by any of the following: (a) the full faith and credit of the U.S., (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such Government agency or instrumentality, or (d) the credit of the agency or instrumentality.

Government agencies that issue or guarantee securities backed by the full faith and credit of the U.S. include the Government National Mortgage Association ("GNMA") and the Small Business Administration. Government agencies and instrumentalities that issue or guarantee securities not backed by the full faith and credit of the U.S. include the Federal Farm Credit Banks, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), the Federal Land Bank, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. in the event the agency or instrumentality does not meet its commitment.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. Since that time, FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities ("MBS"). The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. The FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. Further, the FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. No assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act ("TCCA") of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by FNMA and FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether. FNMA reported in the second quarter of 2014 that there was "significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship." FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

The Fund may invest in securities issued or guaranteed by any of the entities listed above or by any other agency established or sponsored by the U.S. Government, provided that the securities are otherwise permissible investments of the Fund. Certain U.S. Government Obligations that have a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors. The prepayment experience of the mortgages underlying mortgage-related securities, such as obligations issued by GNMA, may affect the value of, and return on, an investment in such securities.

WARRANTS

The Fund may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to 20 years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or each may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a temporary defensive strategy when the Adviser believes securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.

The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and the FNMA. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities may fluctuate.

The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Fund's 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

The Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

The Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties to present acceptable credit risks. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund's portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization.

The Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares.

"WHEN-ISSUED" AND DELAYED DELIVERY SECURITIES

The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

The use of this investment strategy, as well as entering into reverse repurchase agreements or engaging in other borrowing as described below, may increase net asset value fluctuation.

RECENT MARKET CONDITIONS

Since the 2008 financial crises, financial markets throughout the world have experienced periods of increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. Both domestic and international equity and fixed income markets experienced heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide. Reduced liquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in some issuers having more difficulty obtaining financing and ultimately may lead to a decline in their stock prices. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events, and the potential for continuing market turbulence, may have an adverse effect on the Fund. In addition, global economies and financial markets have become increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

The situation in the financial markets has led to increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that continues to unfold. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of the Consumer Financial Protection Bureau; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the legislation and regulations promulgated thereunder in ways that may be unforeseeable. Because these requirements are relatively new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. For example, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. In addition, some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. Clearinghouses and futures commission merchants have broad rights to increase margin requirements for existing cleared transactions or to terminate cleared transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearinghouse may have an effect on the performance of the Fund.

Under rules adopted under the Dodd-Frank Act, certain cleared derivatives contracts are required to be executed through swap execution facilities ("SEFs"). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as the Funds, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral over-the-counter trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and rules and additional CFTC regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. The Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Fund's behalf, against any losses or costs that may be incurred as a result of the Fund's transactions on the SEF. In addition, the Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Fund's behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.

The European Union, the United Kingdom and some other countries have implemented similar requirements to the Dodd-Frank Act requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in those jurisdictions or otherwise subject to those jurisdictions' derivatives regulations.

Global statutory and regulatory requirements may also result in increased uncertainty about counterparty credit risk, and they may also limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty's (or its affiliate's) insolvency, the Fund's ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, the United Kingdom and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union or the United Kingdom, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a "bail in").

Additionally, U.S. regulators, the European Union, the United Kingdom and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. These regulations may have a material impact on the Fund's use of uncleared derivatives. These rules impose minimum variation (and in some cases, initial) margin requirements on derivatives transactions between the Fund and its derivatives counterparties and may increase the amount of margin the Fund is required to provide. They impose regulatory requirements on the calculation of margin and the timing of transferring margin.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which applies to a Fund's use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount is not subject to the full requirements of Rule 18f-4. In connection with compliance with Rule 18f-4, funds are no longer required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. See discussion under the heading "Rule 18f-4."

These and other new rules and regulations could, among other things, further restrict a Fund's ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. This may result in changes to the Fund's principal investment strategies and could adversely affect the Fund's performance and its ability to achieve its investment objective.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. Widespread disease and virus epidemics, such as the recent coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected.

European financial markets are vulnerable to volatility and losses arising from concerns about the potential exit of member countries from the European Union and/or the Eurozone and, in the latter case, the reversion of those countries to their national currencies. Defaults by Economic Monetary Union member countries on sovereign debt, as well as any future discussions about exits from the Eurozone, may negatively affect the Fund's investments in the defaulting or exiting country, in issuers, both private and governmental, with direct exposure to that country, and in European issuers generally. In addition, the United Kingdom left the European Union on January 31, 2020(commonly referred to as "Brexit"). During an 11-month transition period, ending December 31, 2020, the United Kingdom and the European Union agreed to a Trade and Cooperation Agreement which sets out the agreement for certain parts of the future relationship between the European Union and the United Kingdom from January 1, 2021. The Trade and Cooperation Agreement does not provide the United Kingdom with the same level of rights or access to all goods and services in the European Union as the United Kingdom previously maintained as a member of the European Union and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services. Accordingly, uncertainty remains in certain areas as to the future relationship between the United Kingdom and the European Union. The uncertainty caused by the United Kingdom's departure from the European Union could lead to prolonged political, legal, regulatory, tax and economic uncertainty and wider instability and volatility in the financial markets of the United Kingdom and more broadly across Europe. It may also lead to weakening corporate and financial confidence in such markets as the United Kingdom renegotiates the regulation of the provision of financial services within and to persons in the European Union. Brexit could lead to market dislocation, heightened counterparty risk, an adverse effect on the management of market risk and, in particular, asset and liability management due in part to redenomination of financial assets and liabilities, an adverse effect on the management, operation and investment in the Fund and increased legal, regulatory or compliance burden for the Fund which may have a negative impact on the operations, financial condition, returns or prospects of the Fund. The consequences of the United Kingdom's or another country's potential exit from the European Union and/or Eurozone could also threaten the stability of the euro for remaining countries and could negatively affect the financial markets of other countries in the European Union and beyond.

INVESTMENT RESTRICTIONS

The Fund is classified as a non-diversified, open-end management investment company. Except as noted below, the Fund operates under the following investment restrictions and may not:

(i)  acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

(ii)  act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iii)  purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, except that the Fund may enter into (a) futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

(iv)  make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided, however, that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(v)  borrow, except from banks, other affiliated funds and other entities to the extent permitted under the 1940 Act;1,2,3

(vi)  invest more than 25% of its assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies and;

(vii)  issue any senior security, except to the extent permitted under the 1940 Act;4

The above restrictions are fundamental policies and may not be changed with respect to the Fund without the approval of a "majority" of the outstanding shares of the Fund, which for this purpose means the approval of the lesser of (a) more than 50% of the outstanding voting securities of the Fund or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of the Fund are present or represented at the meeting by proxy.

In addition to the fundamental restrictions listed above, the Fund has adopted the following as non-fundamental policies:

(a)  The Fund may not invest in shares of other investment companies (including closed-end funds, ETFs, and BDCs), except as permitted by Section 12(d)(1)(F) of the 1940 Act and Rule 12d1-4 under the 1940 Act, or to the extent otherwise permitted by the 1940 Act or the rules thereunder;5

(b)  The Fund may not invest in companies for the purpose of exercising control or management;

(c)  The Fund may not purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

1  The Fund does not intend to purchase securities when its borrowings exceed 5% of total assets.

2  The Fund's borrowing practices are limited by the 1940 Act. Currently, under the 1940 Act, the Fund may borrow in an aggregate amount not exceeding 33 1/3% of its total assets, including the proceeds of borrowings, for any purpose, but borrowings from entities other than banks may not exceed 5% of its total assets and may be only as a temporary measure for extraordinary or emergency purposes, unless the Fund has received an exemptive order from the SEC permitting it to borrow from other affiliated funds in excess of 5% of its total assets.

3  Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Rule 18f-4 under the Investment Company Act, when the Fund engages in reverse repurchase agreements and similar financing transactions, the Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as "derivatives transactions" and comply with Rule 18f-4 with respect to such transactions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

4  Currently, under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where the indebtedness is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

5  In accordance with Section 12(d)(1)(F) of the 1940 Act, the amount the Fund can invest in any one investment company is limited to 3% of the investment company's total outstanding stock. As a result, the Fund may hold a smaller position in an investment company than if it were not subject to this restriction. However, Rule 12d1-4 under the 1940 Act would permit the Fund to investment in excess of the 3% limit subject to certain conditions, including that the Fund must enter into a "Fund of Funds Investment Agreement" with the acquired fund setting forth the material terms of the arrangement. In addition, to comply with provisions of the 1940 Act, on any matter upon which investment company stockholders are solicited to vote the Adviser will vote investment company shares in the same general proportion as shares held by other stockholders of the investment company.

(d)  The Fund may not make short sales of securities, except that the Fund may make short sales of securities (i) if the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities, (ii) other than those described in clause (i), provided that no more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales other than those described in clause (i);

(e)  The Fund will invest no more than 15% of its net assets in illiquid securities. Illiquid securities means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The non-fundamental investment restrictions above may be changed by the Board of Trustees without shareholder approval. Notwithstanding the foregoing investment restrictions, the Fund may purchase securities pursuant to the exercise of subscription rights. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.

MANAGEMENT

TRUSTEES AND OFFICERS

The management of the Trust, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its Board of Trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee's earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee's name, year of birth, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees series of the Trust, including the Fund.

TRUSTEES WHO ARE INTERESTED PERSONS OF THE TRUST:

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
John P. Calamos, Sr. (1940)*	Chairman, Trustee and President (since 2014)	33

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. ("CAM"), Calamos Investments LLC ("CILLC"), Calamos Advisors LLC and its predecessor ("Calamos Advisors") and Calamos Wealth Management LLC ("CWM"); Global Chief Investment Officer, Calamos Antetokounmpo Asset Management LLC, doing business as CGAM ("CGAM"); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor ("CFS"), CAM, CILLC, Calamos Advisors, and CWM

Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST:

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
John E. Neal (1950)	Trustee (since 2014); Lead Independent Trustee (since 2019)	34^^

Retired; private investor; Director, Creation Investments (private international microfinance company); Director, Equity Residential Trust (publicly-owned REIT); Director, Centrust Bank (Northbrook, Illinois community bank); formerly, Director, Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021); formerly, Partner, Linden LLC (health care private equity) (until 2018).

Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

William R. Rybak (1951)	Trustee (since 2014)	33

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, Jackson Credit Opportunities Fund (since 2023); Trustee, JNL Series Trust and JNL Investors Series Trust (since 2007), JNL Variable Fund LLC (2007-2020), Jackson Variable Series Trust (2018-2020) and JNL Strategic Income Fund LLC (2007-2018), (open-end mutual funds)**; Trustee, Lewis University (since 2012); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)

Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

Virginia G. Breen (1964)	Trustee (since 2015)	33

Private Investor; Trustee, UBS NY Fund Cluster (open-end funds) (since 2023)***; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (2004-2023); Director, Tech and Energy Transition Corporation (blank check company) (2021-2023)

Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Lloyd A. Wennlund (1957)	Trustee (since 2022)	33

Board Member, Mutual Fund Directors Forum (2023-present); Trustee and Chairman, Datum One Series Trust (since 2020); Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

				More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies
Karen L. Stuckey (1953)	Trustee (since 2022)	33

Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Member of Executive, Nominating, and Audit Committees and Chair of Finance Committee (1992-2006); formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)

				More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies
Christopher M. Toub (1959)	Trustee (since 2022)	33	Private investor; formerly Director of Equities, AllianceBernstein LP (until 2012)	More than 25 years of experience in the financial services industry; and earned a Masters of Business Administration degree

^  The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos ETF Trust, Calamos Antetokounmpo Sustainable Equities Trust and Calamos Aksia Alternative Credit and Income Fund.

^^  Mr. Neal is the only Trustee of the Trust who oversees Calamos Aksia Alternative Credit and Income Fund.

*  Mr. Calamos, Sr. is an "interested person" of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**  Overseeing 131 portfolios in fund complex.

***  Overseeing thirty-eight portfolios in fund complex.

****  Overseeing twenty-one portfolios in fund complex.

*****  Overseeing three portfolios in fund complex.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

OFFICERS. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee, and President of the Trust. The following table sets forth each other officer's name, year of birth, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S)
Robert Behan (1964)	Vice President (since 2014)

Executive Vice President, Chief Distribution Officer (since February 2021), CAM, CILLC, Calamos Advisors, and CFS; Vice President, CGAM (since 2022); prior thereto President (2015-February 2021), Head of Global Distribution (2013-February 2021); Executive Vice President (2013-2015); Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

Thomas E. Herman (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since 2019)

Executive Vice President (since February 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer and Treasurer, CGAM (since 2022); prior thereto, Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Erik D. Ojala (1975)	Vice President and Secretary (since 2023)

Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM (since 2023); Chief Legal Officer, CGAM (since 2023); General Counsel and Secretary, CFS (since 2023); prior thereto, Executive Vice President and General Counsel (2017-2023), Secretary (2010-2023) and Chief Compliance Officer (2021-2023), Harbor Capital Advisors, Inc.; Director and Secretary (2019-2023) and Chief Compliance Officer (2022-2023), Harbor Trust Company, Inc.; Director, Executive Vice President (2017-2023) and Chief Compliance Officer (2017-2021, 2022-2023), Harbor Funds Distributors, Inc.; Director (2017-2023), Assistant Secretary (2014-2023) and Chief Compliance Officer (2022-2023), Harbor Services Group, Inc.; Chief Compliance Officer, Harbor ETF Trust (2021-2023); and Chief Compliance Officer of Harbor Funds (2017-2023)

John S. Koudounis (1966)	Vice President (since 2016)

President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Chairman and Chief Executive Officer, CGAM (since 2022); Director, CAM (since 2016); prior thereto President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Daniel Dufresne (1974)	Vice President (since 2022)

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since April 2021); President, CGAM (since 2022); prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020).

NAME AND YEAR OF BIRTH	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S)
Mark J. Mickey (1951)	Chief Compliance Officer (since 2014)	Chief Compliance Officer, Calamos Funds (since 2005)
Stephen Atkins (1965)	Treasurer (since 2022)

Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

COMMITTEES OF THE BOARD OF TRUSTEES. The Trust's Board of Trustees has established five standing committees: the Executive Committee, the Dividend Committee the Audit Committee, the Valuation Committee and the Governance Committee.

Executive Committee. Messrs. John Calamos and John E. Neal are members of the executive committee, which has authority during intervals between meetings of the Board of Trustees to exercise the powers of the board, with certain exceptions. John Calamos is an interested trustee of the Trust.

Dividend Committee. Mr. John Calamos serves as the sole member of the dividend committee. The dividend committee is authorized, subject to Board review, to declare distributions on the shares of the Trust's series in accordance with such series' distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Audit Committee. Messrs. Neal, Rybak (Chair), Toub and Wennlund and Mses. Breen and Stuckey serve on the audit committee. The audit committee operates under a written charter adopted and approved by the board. The audit committee selects independent auditors, approves services to be rendered by the auditors, monitors the auditors' performance, reviews the results of the Trust's audit and responds to other matters deemed appropriate by the board. All members of the audit committee are independent trustees of the Trust.

Valuation Committee. Messrs. Neal, Rybak, Toub, and Wennlund (Chair) and Mses. Breen and Stuckey serve on the valuation committee. The valuation committee operates under a written charter approved by the board. The valuation committee oversees valuation matters of the Trust delegated to the pricing committee, including the fair valuation determinations and methodologies proposed and utilized by the pricing committee, reviews the Trust's valuation procedures and their application by the pricing committee, reviews pricing errors and procedures for calculation of net asset value of each series of the Trust and responds to other matters deemed appropriate by the board.

Governance Committee. Messrs. Neal, Rybak, Toub and Wennlund and Mses. Breen (Chair) and Stuckey serve on the governance committee. The governance committee operates under a written charter adopted and approved by the board. The governance committee oversees the independence and effective functioning of the Board of Trustees and endeavors to be informed about good practices for fund boards. It also makes recommendations to the board regarding compensation of independent trustees. The governance committee also functions as a nominating committee by making recommendations to the Board of Trustees regarding candidates for election as non- interested trustees. The governance committee looks to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of the Fund, search firms that are compensated for their services and other third party sources. Any such search firm identifies and evaluates potential candidates, conducts screening interviews and provides information to the governance committee with respect to the individual candidates and the market for available candidates. In making trustee recommendations, the governance committee considers a number of factors, including a candidate's background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the committee's charter. Any prospective candidate is interviewed by the trustees and officers, and references are checked. The governance committee will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committee for its consideration.

The Fund shareholder who wishes to propose a trustee candidate must submit any such recommendation in writing via regular mail to the attention of the Trust's Secretary, at the address of the Trust's principal executive offices. The shareholder recommendation must include:

•  the number and class of all shares of the Trust's series owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

•  a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

•  information as to whether the candidate is, has been or may be an "interested person" (as such term is defined in the 1940 Act) of the Trust, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an "interested person," information regarding the candidate that will be sufficient for the committee to make such determination;

•  the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Trust, if elected;

•  a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

•  the class or series and number of all shares of the Trust's series owned of record or beneficially by the candidate, as reported by the candidate; and

•  such other information that would be helpful to the governance committee in evaluating the candidate.

The governance committee may require the nominating shareholder to furnish other information it may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committee, the recommendation of such candidate will be deemed not properly submitted for consideration, and the governance committee is not required to consider such candidate.

Unless otherwise specified by the governance committee's chairman or by legal counsel to the non-interested trustees, the Trust's Secretary will promptly forward all shareholder recommendations to the governance committee's chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committee for the consideration of trustee candidates nominated by shareholders.

Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committee is not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance committee may dispose of the shareholder recommendation.

In addition to the above committees, there is a pricing committee, appointed by the board of trustees, comprised of officers of the Trust and employees of Calamos Advisors.

The following table identifies the number of meetings the Board of Trustees and each committee held during the fiscal period ended July 31, 2023:

NUMBER OF MEETINGS DURING FISCAL PERIOD ENDED JULY 31, 2023
Board	4
Executive Committee	0
Audit Committee	3
Governance Committee	2
Dividend Committee	0
Valuation Committee	3

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF THE BOARD OF TRUSTEES. The Board of Trustees is responsible for oversight of the Trust. The Trust has engaged Calamos Advisors to manage the Fund on a day-to-day basis. The Board of Trustees oversees Calamos Advisors and certain other principal service providers in the operations of the Fund. The Board of Trustees is currently composed of seven members, six of whom are non-interested trustees. The Board of Trustees meets in-person at regularly scheduled meetings four times throughout the year. In addition, the board may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board of Trustees has established five standing committees — Audit, Dividend, Executive, Governance and Valuation — and may establish ad hoc committees or working groups from time to time to assist the Board of Trustees in fulfilling its oversight responsibilities. The non-interested trustees also have engaged independent legal counsel to assist them in fulfilling their responsibilities. Such independent legal counsel also serves as counsel to the Trust.

The chairman of the Board of Trustees is an "interested person" of the Trust (as such term is defined in the 1940 Act). The non-interested trustees have appointed a lead independent trustee. The lead independent trustee serves as a liaison between Calamos Advisors and the non-interested trustees and leads the non-interested trustees in all aspects of their oversight of the Fund. Among other things, the lead independent trustee reviews and approves, with the chairman, the agenda for each board and committee meeting and facilitates communication among the Trust's non-interested trustees. The trustees believe that the board's leadership structure is appropriate given the characteristics and circumstances of the Trust. The trustees also believe that this structure facilitates the exercise of the board's independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees.

The Board of Trustees has concluded that, based on each trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees, each trustee should serve as a member of the board. In making this determination, the board has taken into account the actual service of the trustees during their tenure in concluding that each should continue to serve. The board also has considered each trustee's background and experience. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each trustee that led the board to conclude that he or she should serve as a trustee.

Each of Mses. Breen and Stuckey and Messrs. Calamos, Neal, Rybak, Toub, and Wennlund has more than 25 years of experience in the financial services industry. Each of Mses. Breen and Stuckey and Messrs. Calamos, Neal, Rybak, and Wennlund has experience serving on boards of other entities, including other investment companies. Each of Ms. Breen and Messrs. Calamos, Neal, Rybak and Toub has earned a Masters of Business Administration degree.

RISK OVERSIGHT. The operation of an ETF, including its investment activities, generally involves a variety of risks. As part of its oversight of the Fund, the Board of Trustees oversees risk through various regular board and committee activities. The Board of Trustees, directly or through its committees, reviews reports from, among others, Calamos Advisors, the Trust's Compliance Officer, the Trust's independent registered public accounting firm, outside legal counsel, and internal auditors of Calamos Advisors or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs Calamos Advisors and certain service providers. The actual day-to-day risk management with respect to the Fund resides with Calamos Advisors and other service providers to the Fund. Although the risk management policies of Calamos Advisors and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Fund can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board of Trustees or Calamos Advisors, its affiliates or other service providers.

TRUSTEE AND OFFICER COMPENSATION. John P. Calamos, Sr., the trustee who is an "interested person" of the Trust, does not receive compensation from the Trust. Although they are compensated, the non-interested trustees do not receive any pension or retirement benefits from the Trust. Mr. Mickey is the only Trust officer who receives compensation from the Trust. The following table sets forth the total compensation (including any amounts deferred, as described below) paid by the Trust during the periods indicated to each of the current trustees and officers compensated by the Trust. As the Fund was not in operation as of the date of this SAI, no Trustee received any compensation from the Fund during that time.

NAME	AGGREGATE COMPENSATION FROM THE FUND(1)	TOTAL COMPENSATION FROM CALAMOS FUNDS COMPLEX(2) 8/1/22-7/31/23
John P. Calamos	$0	$0
Virginia G. Breen	$1,698	$198,500
John E. Neal(3)	$1,944	$232,126	(4)
William R. Rybak	$1,780	$208,500
Karen L. Stuckey	$1,617	$188,500
Christopher M. Toub	$1,617	$188,500
Lloyd A. Wennlund	$1,698	$198,500
Mark J. Mickey	$1,540	$188,171

(1)  Estimated compensation to be paid for the Fund's initial fiscal year ending July 31, 2024.

(2)  Consisting of 29 portfolios as of the end of the period indicated.

(3)  Includes fees deferred during the relevant period pursuant to a deferred compensation plan. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the Funds as selected by the trustee. As of July 31, 2023, the value of the deferred compensation account of Mr. Neal was $2,587,520.

(4)  Includes compensation received by the Calamos Aksia Alternative Credit and Income Fund in the amount of $3,626. Such compensation is subject to a different compensation schedule and allocation.

The compensation paid to the non-interested trustees of Calamos Funds for their services as such consists of an annual retainer fee in the amount of $210,000 (increased from $185,000, effective on January 1, 2024), with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee receives a meeting attendance fee of $7,000 for any special board meeting attended in person or $3,500 for any special board meeting attended by telephone.

Compensation paid to the non-interested trustees is allocated among the series of the Calamos Funds in accordance with a procedure determined from time to time by the board.

The Trust has adopted a deferred compensation plan for non-interested trustees (the "Plan"). Under the Plan, a trustee who is not an "interested person" of Calamos Advisors and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his or her compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee's deferred compensation account as of the business day such compensation otherwise would have been paid to the trustee. The value of a trustee's deferred compensation account at any time is equal to what the value would be if the amounts credited to the account had instead been invested in shares of one or more of the Funds as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee's beneficiaries. The Fund's obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund's obligations to make payments under the Plan.

The Fund had not yet publicly offered any shares for sale prior to the date of this SAI. Accordingly, no trustee owned "beneficially" (within the meaning of that term as defined in Rule 16a-1(a)(2) under the 1934 Act) any shares of the Fund as of the date of this SAI. As of December 31, 2023, each trustee beneficially owned (as determined pursuant to

Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended ("1934 Act")) shares of all funds in the Fund Complex having values within the indicated dollar ranges.*

AGGREGATE DOLLAR RANGE OF SHARES OF ALL FUNDS IN THE FUND COMPLEX
John P. Calamos, Sr.(1)	Over $100,000
Virginia G. Breen	Over $100,000
John E. Neal	Over $100,000
William R. Rybak	Over $100,000
Karen L. Stuckey	Over $100,000
Christopher M. Toub	Over $100,000
Lloyd A. Wennlund	Over $100,000

(1)  Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Partners LLC, and its parent company Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.

*  Valuation as of December 31, 2023.

CODE OF ETHICS

Personnel of Calamos Advisors and Calamos Financial Services LLC ("CFS"), the Fund's distributor, are permitted to make personal securities transactions, including transactions in securities that the Trust may purchase, sell or hold, subject to requirements and restrictions set forth in the Code of Ethics of the Trust and the Code of Ethics of Calamos Advisors and CFS. The Codes of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos Advisors and CFS personnel and the interests of investment advisory clients such as the Trust. Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

Affiliates of Calamos Advisors and CFS, CAM, CILLC, Calamos Partners LLC ("CPL"), Calamos Family Partners, Inc. ("CFP") and the owners of these affiliates, which include John P. Calamos, Sr. and members of his family ("Calamos Family"), may invest in products managed by Calamos Advisors to support the continued growth of our investment products and strategies, including investments to seed new products. Notwithstanding any provision to the contrary in the Code of Ethics, investments made by CAM, CILLC, CPL, CFP and the Calamos Family in products managed by Calamos Advisors are not subject to restrictions of the Code of Ethics regarding short term or speculative trading. As a result, such entities or individuals may hedge corporate or personal investments in such products. However, these hedging transactions are subject to pre-clearance by the Compliance Department and reporting to the CAM Audit Committee. In addition, the trading execution order must be (1) products or accounts managed by Calamos Advisors (2) CAM, (3) CILLC, (4) and CPL, CFP and/or the Calamos Family. All other provisions of the Code of Ethics are otherwise applicable.

The General Counsel may approve additional strategies or instruments based on unusual market circumstances and on the determination that the transactions would not impact the broader market or conflict with any customer activity.

PROXY VOTING PROCEDURES

The Fund has delegated proxy voting responsibilities to Calamos Advisors, subject to the board of trustees' general oversight. The Fund expects Calamos Advisors to vote proxies related to the Fund's portfolio securities for which the Fund has voting authority consistent with the Fund's best interests. Calamos Advisors has adopted its own Proxy Voting Policies and Procedures (the "Policies"). The Policies address, among other things, conflicts of interest that may arise between the Fund's interests, and the interests of Calamos Advisors and its affiliates.

The following is a summary of the Policies used by Calamos Advisors in voting proxies.

To assist it in voting proxies, Calamos Advisors has established a Proxy Review Committee ("committee") comprised of members of its Portfolio Management (which may include portfolio managers and/or research analysts), Operations, Legal and Compliance Departments. The committee and/or its members will vote proxies using the following guidelines.

In general, if Calamos Advisors believes that a company's management and board have interests sufficiently aligned with the Fund's interest, Calamos Advisors will vote in favor of proposals recommended by the company's board. More specifically, Calamos Advisors seeks to ensure that the board of directors of a company is sufficiently aligned with security holders' interests and provides proper oversight of the company's management. In many cases this may be best accomplished by having a majority of independent board members. Calamos generally prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors.

Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-takeover measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of the Fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos Advisors will vote on a case-by-case basis on proposals presenting these transactions.

Calamos Advisors has assigned its administrative duties with respect to the proxy analysis and voting decisions to the "Proxy Group" (the Investment team — research analysts and portfolio management), and administrative processing to its Corporate Actions Group within the Operations Department. To assist it in analyzing proxies, Calamos subscribes to Glass Lewis an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, and voting recommendations. Glass Lewis facilitates the voting of each proxy by applying Calamos' custom proxy voting rules ("proxy voting policy") to the proposal(s). Any proxy proposal that is not covered by the proxy voting guidelines is reviewed and considered by Calamos' proxy group and voted in accordance with that review.

Finally, Calamos Advisors has established procedures to help resolve conflicts of interests that might arise when voting proxies for the Fund. Calamos will generally apply its proxy voting policy to proxy proposals regardless of whether a conflict has been identified. However, in these situations, the Proxy Group will refer the proxy proposal, along with the recommended course of action, if any, to the Proxy Review Committee or a subcommittee thereof (each, a "committee") for evaluation. The committee will independently review the proposals and determine the appropriate action to be taken. The committee will then memorialize the conflict and the procedures used to address the conflict.

The Trust is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. The Trust's proxy voting record for the most recent 12-month period ending June 30 is available by August 31 of each year (1) on the SEC's website at www.sec.gov, and (2) without charge, upon request, by calling 866.363.9219.

You may obtain a copy of Calamos Advisors' Policies by calling 866.363.9219 or by writing Calamos Advisors at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy. The Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of the Fund. The Trust and Calamos Advisors will not disseminate non-public information concerning the Trust.

Calamos Advisors and CFS carry out the policies and procedures governing disclosure of portfolio security holdings, and as such have access to information regarding portfolio security holdings on a daily basis and may disclose that information to the Fund's service providers and other third parties only in accordance with the policies and procedures adopted by the Board of Trustees.

NON-PUBLIC DISCLOSURE

Disclosures required by Applicable Law. The Fund, Calamos Advisors and CFS may disclose portfolio security holdings information of the Fund as may be required by applicable law, rule, regulation or court order. Any officer of the Fund, Calamos Advisors or CFS is authorized to disclose portfolio security holdings pursuant to these policies and procedures.

As part of the Fund's compliance program under Rule 38a-1 under the 1940 Act, the Trust's Chief Compliance Officer periodically will review or cause to be reviewed portfolio security holding disclosures in order to seek compliance with these policies and procedures. The Board of Trustees oversees disclosures through the reporting of the Chief Compliance Officer.

The Fund, Calamos Advisors and CFS do not receive compensation or other consideration for the disclosure of portfolio security holdings.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control.

INVESTMENT ADVISORY SERVICES

Investment Adviser

Investment management and certain other services are provided to the Trust by Calamos Advisors pursuant to an Investment Advisory Agreement (the "Management Agreement") dated September 1, 2023, as amended. Calamos Advisors also furnishes office space, equipment and management personnel to the Trust.

The Fund pays Calamos Advisors a fee based on its average daily net assets that is accrued daily and paid on a monthly basis. The Fund pays a fee on its average daily net assets at the annual rate of 0.77% on average daily net assets.

When a fund in the Calamos Family of Funds (an "Acquiring Fund") invests in shares of another fund in the Calamos Family of Funds (an "Acquired Fund"), the portion of the Acquiring Fund's advisory fee equal to the advisory fee payable to the Acquired Fund (based on average daily net assets invested) is waived.

Calamos Advisors is a wholly owned subsidiary of Calamos Investments LLC ("CILLC"). Calamos Asset Management, Inc. ("CAM") is the sole manager of CILLC. As of December 31, 2023, approximately 22% of the outstanding interests of CILLC was owned by CAM and the remaining approximately 78% of CILLC was owned by Calamos Partners LLC ("CPL") and John P. Calamos, Sr. CAM was owned by John P. Calamos, Sr. and John S. Koudounis, and CPL was owned by John S. Koudounis and Calamos Family Partners, Inc. ("CFP"). CFP was beneficially owned by members of the Calamos family, including John P. Calamos, Sr. In addition, Mr. Koudounis has the option to purchase a controlling interest in CPL upon the death or permanent disability of John P. Calamos, Sr., provided Mr. Koudounis is then serving as Chief Executive Officer of CAM and CILLC. John P. Calamos, Sr., is an affiliated person of the Fund and Calamos Advisors by virtue of his position as Chairman, Trustee and President of the Trust and Chairman and Global Chief Investment Officer ("Global CIO") of Calamos Advisors. John S. Koudounis, Robert F. Behan, Thomas E. Herman, Erik D. Ojala, Stephen Atkins, and Daniel Dufresne are affiliated persons of the Fund and Calamos Advisors by virtue of their positions as Vice President; Vice President; Vice President and Chief Financial Officer; Vice President and Secretary; Treasurer; and Vice President of the Trust; respectively, and as President and Chief Executive Officer; Executive Vice President and Chief Distribution Officer; Executive Vice President and Chief Financial Officer; Senior Vice President, General Counsel and Secretary; Senior Vice President and Head of Fund Administration; and Executive Vice President and Chief Operating Officer of Calamos Advisors, respectively.

The use of the name "Calamos" in the name of the Trust and in the name of the Fund are pursuant to licenses granted by Calamos Investments LLC, and the Trust has agreed to change the names to remove those references if Calamos Advisors ceases to act as Adviser to the Fund.

EXPENSES

Out of its management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Fees and expenses related to the Fund's organization and registration and qualification of the Fund and its shares under federal and state securities laws will be borne by the Adviser.

MANAGEMENT APPROACH

Calamos Advisors employs a "team of teams" approach to portfolio management, led by the Global CIO and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers and Associate Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO's team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross team collaboration results in what we call our team of teams approach.

This team of teams approach is further reflected in the composition of Calamos Advisors' Investment Committee, made up of the Global CIO, the Co-CIO team, and the Global Head of Trading. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

•  Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

•  Promotes collaboration between teams; and

•  Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•  Form the firm's top-down macro view, market direction, asset allocation, and sector/country positioning.

•  Establish firm-wide secular and cyclical themes for review.

•  Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

•  Review firm-wide, portfolio and individual security liquidity constraints.

•  Evaluate firm-wide and portfolio investment performance.

•  Evaluate firm-wide and portfolio hedging policies and execution.

•  Evaluate enhancements to the overall investment process.

R. Matthew Freund is a Senior Co-Portfolio Manager of the Fund. Shaheen Iqubal is an Associate Portfolio Manager of the Fund. Senior Co-Portfolio Managers and Associate Portfolio Managers are collectively referred to within this registration statement as "portfolio managers".

The portfolio managers also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts as of December 31, 2023 is set forth below.

Other Accounts Managed and Assets by Account Type as of December 31, 2023.

	REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS
R. Matthew Freund	19	13,747,277,980	3	645,653,778	4,934	4,263,923,705
Shaheen Iqubal	0	—	0	—	1	1,423,075

Number of Accounts and Assets for which Advisory Fee is Performance Based as of December 31, 2023.

	REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS
R. Matthew Freund	0	—	0	—	0	—
Shaheen Iqubal	0	—	0	—	0	—

The portfolio managers may invest for their own benefit in securities held in brokerage and fund accounts. The information shown in the table does not include information about those accounts where the portfolio managers or members of their family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos Advisors or any of its affiliates.

The Fund's portfolio managers are responsible for managing both the Fund and other accounts, including separate accounts.

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a "rotational" method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors' head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to Calamos Advisors' Chief Compliance Officer on a monthly basis. Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

As of December 31, 2023, Messrs. Freund and Iqubal receive all of their compensation from Calamos Advisors. Compensation for portfolio management team members includes a competitive base salary, and an annual cash bonus (driven by investment, company, and individual performance). Portfolio managers are also eligible for Calamos Advisors' Long Term Incentive ("LTI") program, which is an incentive award vesting over time that reflects appreciation and depreciation in the value of both the funds managed by such professional and the company generally. LTI awards granted in 2023 vest on a three-year schedule (25% on or about the first anniversary of the award grant, 25% on or about the second anniversary of the award grant, and 50% on or about the third anniversary of the award grant). Each investment team LTI award will be allocated as follows: (i) 33.3% to track the value of the associate's managed strategies, (ii) 33.3% to track the Calamos strategy of the associate's choice, and (iii) 33.3% to track the value of the firm; all over the vesting period.

The existence of these separate asset or fee-based payments could create a conflict of interest with regard to each portfolio manager's allocation of investment opportunities among the accounts for which they act as portfolio manager. Calamos Advisors maintains policies and procedures reasonably designed to mitigate such conflicts of interest.

This compensation structure considers annually the performance of the various strategies managed by the portfolio managers, among other factors, including, without limitation, the overall performance of the firm.

The Fund had not yet publicly offered any shares for sale prior to the date of this SAI. Accordingly, the portfolio managers do not own any shares of the Fund as of the date of this SAI.

DISTRIBUTOR

The Fund's distributor is Calamos Financial Services LLC ("CFS" or the "Distributor"), 2020 Calamos Court, Naperville, Illinois, 60563. The Distributor has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which it distributes Fund Shares.

Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under "Transactions in Creation Units." Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. The Distributor has no role in determining the investment policies of the Fund, or which securities are to be purchased or sold by the Fund.

12b-1 Plan. The Board has adopted a distribution and service plan ("Distribution and Service Plan") pursuant to Rule 12b-1 under the Investment Company Act ("Plan"). In accordance with its Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. In addition, if the payment of management fees by the Fund is deemed to be indirect financing by the Fund of the distribution of its shares, such payment is authorized by the Plan. Calamos Advisors may use management fee revenue, as well as past profits or other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Shares. Calamos Advisors may pay amounts to third parties for distribution or marketing services on behalf of the Fund.

The Plan was adopted in order to permit the implementation of the Fund's method of distribution. No fees are currently paid by the Fund under the Plan, however, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis. If fees were charged under the Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Plan will remain in effect for a period of one year and is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by the Fund unless such amendment is approved by majority vote of the outstanding shares and by the independent trustees in the manner described above. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the independent trustees or by 1940 Act majority vote of the outstanding shares.

OTHER COMPENSATION TO INTERMEDIARIES

Calamos Advisors and its affiliates are currently subject to supplemental compensation payment requests by certain securities broker- dealers, banks or other intermediaries, including third party administrators of qualified plans (each an "Intermediary") whose customers have purchased Fund Shares. In their discretion, Calamos Advisors and its affiliates may make payments to an Intermediary for various purposes. These payments do not increase the amount paid by you or the Fund, as they are paid from the legitimate profits from these entities in what is generally referred to as "revenue sharing."

Revenue sharing payments are generally a percentage of the account's average annual net assets. Calamos Advisors and its affiliates may make these payments to an Intermediary for various purposes, including to help defray costs incurred by the Intermediary to educate financial advisers about the Fund so they can make recommendations and provide services that are suitable and meet shareholder needs, to access the Intermediary's representatives, to provide marketing support and other specified services. To the extent that the Fund does not pay for these costs directly, Calamos Advisors and its affiliates may also make payments to certain financial intermediaries for administrative services such as record keeping, sub-accounting for shareholder accounts, client account maintenance support, statement preparation, transaction processing, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain trading systems, or one-time payments for services such as setting up a Fund on a intermediary's trading system.

In addition, Calamos Advisors and its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. Calamos Advisors and its affiliates may make payments to participate in intermediary marketing support programs which may provide Calamos Advisors, as applicable, with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary's marketing and communication infrastructure, fund analysis tools, data and data analytics, business planning and strategy sessions with intermediary personnel, information on industry- or platform specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of the Fund and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Fund to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Fund available to their customers.

These payments may provide Intermediaries with an incentive to favor shares of the Fund over sales of shares of other ETFs or non-ETF investments. These payments may influence the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary's website for more information. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your Intermediary and its representatives. The Fund may utilize an Intermediary that offers and sells shares of the Fund to execute portfolio transactions for the Fund. The Fund and Calamos Advisors do not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

PORTFOLIO TRANSACTIONS

Calamos Advisors is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions.

Portfolio transactions on behalf of the Fund effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the OTC markets, but the price the Fund pays usually includes an undisclosed dealer commission or mark-up. For securities purchased in an underwritten offering, the price the Fund pays includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In executing portfolio transactions, Calamos Advisors uses its best efforts to obtain for the Fund the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos Advisors considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker- dealer and the quality of service rendered by the broker-dealer in other transactions.

In allocating the Fund's portfolio brokerage transactions to unaffiliated broker-dealers, Calamos Advisors may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. Although Calamos Advisors believes these services have substantial value, they are considered supplemental to Calamos Advisors' own efforts in performing its duties under the Management Agreement.

Calamos Advisors does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Calamos Advisors does, however, have internal procedures for allocating transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Calamos Advisors has entered into client commission agreements ("CCAs") with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Calamos Advisors with research or brokerage services, as permitted under Section 28(e) of the Exchange Act. CCAs allow Calamos Advisors to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Calamos Advisors are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Calamos Advisors and such research may not necessarily be used by Calamos Advisors in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services.

As permitted by Section 28(e) of the 1934 Act, Calamos Advisors may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if Calamos Advisors believes the amount to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos Advisors may indirectly benefit from the availability of these services to Calamos Advisors, and the Fund may indirectly benefit from services available to Calamos Advisors as a result of research services received by Calamos Advisors through transactions for other clients. In addition, Calamos Advisors may execute portfolio transactions for the Fund, to the extent permitted by law, through broker-dealers affiliated with the Fund, Calamos Advisors, CFS, or other broker-dealers distributing shares of the Fund if it reasonably believes that the combination of price and execution is at least as favorable as with unaffiliated broker-dealers, and in such transactions any such broker-dealer would receive brokerage commissions paid by the Fund.

In certain cases, Calamos Advisors may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, Calamos Advisors makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination is based upon the time spent by Calamos Advisors personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by Calamos Advisors through brokerage commissions generated by transactions of its clients, including the Fund. Calamos Advisors pays the provider in cash for the non-research portion of its use of these products or services.

ADDITIONAL INFORMATION CONCERNING THE SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on June 17, 2013, and has authorized capital of unlimited Shares of beneficial interest of no par value that may be issued in more than one class or series. Currently, the Trust consists of four actively managed series. The Board of Trustees may designate additional series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Shareholders holding two-thirds of Shares outstanding of the relevant Fund may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares are freely transferable. Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights. The Trust Instrument confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Fund may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits that would have no effect on the NAV of the Fund.

The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust that are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification out of the Fund's property for all loss and expense of the Fund's shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust's obligations and this risk should be considered remote.

If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Fund Facts — Book Entry."

The Depository Trust Company ("DTC") acts as Securities Depository for Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

The Trust is required to disclose on a quarterly basis the complete schedule of the Fund's portfolio holdings with the SEC on Form N-PORT. Form N-PORT for the Trust is available on the SEC's website at https://www.sec.gov. The Fund' Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust's Forms N-PORT are available without charge, upon request, by calling (866) 363-9219 or by writing to Calamos ETF Trust, 2020 Calamos Court, Naperville, IL 60563.

CREATION AND REDEMPTION OF CREATION UNITS

General

The Fund will issue and sell Shares only in Creation Units on a continuous basis, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A "Business Day" with respect to the Fund is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Distribution of Shares

In connection with its launch, the Fund was seeded through the sale of one or more Creation Units to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants or a lead market maker, other third party investor or an affiliate of the Fund or the Adviser purchasing from an Authorized Participant. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for the Fund (each, a "Selling Shareholder"), which shares have been registered to permit the resale from time to time after purchase. No Fund will receive any of the proceeds from the resale by the Selling Shareholders of these shares. Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant. Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be "underwriters" within the meaning of Section 2(a)(11) of the Securities Act, in connection with such sales. Any Selling Shareholder and any other person participating in such distribution will be subject to any applicable provisions of the Exchange Act and the rules and regulations thereunder.

Fund Deposit

The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the "Deposit Securities") per each Creation Unit, and the Cash Component (defined below), computed as described below. The Trust reserves the right to permit or require the substitution of Deposit Cash to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The "Cash Component" is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

The Fund, through NSCC, make available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, "custom orders"). The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit from certain corporate actions.

Procedures for Purchase of Creation Units

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a "Participating Party" (i.e., a broker- dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process")), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "Book Entry Only System"). In addition, each Participating Party or DTC Participant (each, an "Authorized Participant") must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Fund for orders to purchase Creation Units is expected to be 2:00 p.m. Eastern Time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Transfer Agent no later than 12:00 p.m. Eastern Time or such earlier time as may be designated by the Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the "Order Placement Date."

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund' investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The "Settlement Date" for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in "proper form" if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit

Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to up to 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases.

The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under "Creation Transaction Fee," may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units

The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee, payable to the Fund's custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units ("Creation Order Costs"). The standard fixed creation transaction fee for the Fund is $250 for in-kind Creation Units or $100 for cash Creation Units, or such other amount as agreed to in writing between the parties, regardless of the number of Creation Units created in the transaction. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Fund's custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional cost (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund's portfolio in a more tax efficient manner than could be achieved without such order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a "distribution" of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an "unsold allotment" within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemptions

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. Except upon liquidation of the Fund, the Trust will not redeem shares in amounts less than Creation Units. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund's portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities — as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust's discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee

A fixed redemption transaction fee, payable to the Fund's custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units ("Redemption Order Costs"). The standard fixed redemption transaction fee for the Fund is $250 for in-kind Creation Units or $100 for cash Creation Units, or such other amount as agreed to in writing between the parties, regardless of the number of Creation Units redeemed in the transaction. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund's custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund's portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 2:00 p.m. Eastern Time. A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or caused to be transferred to the Trust's Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor's shares through DTC's facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures

In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.

The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a "qualified institutional buyer," ("QIB") as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require, in certain circumstances, a delivery process longer than seven calendar days for the Fund. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

Custom Baskets

Creation and Redemption baskets may differ and the Fund may accept "custom baskets." A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of the Fund's portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. The Fund have adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and their shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of the Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. The Adviser has established a governance process to oversee basket compliance for the Fund, as set forth in the Fund's policies and procedures.

DETERMINATION OF NET ASSET VALUE

The NAV of shares is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the NYSE is open. NAV is computed by determining the aggregate market value of all assets of the applicable Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Futures, swaps and options contracts listed for trading on a futures or options exchange or board of trade for which market quotations are generally available are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price. Total return swaps on exchange-listed securities are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price.

If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security or other asset may be materially different than the value that could be realized upon the sale of that security or other asset. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to Calamos Advisors as "valuation designee" for the Fund. Calamos Advisors may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. Calamos Advisors reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, the Fund value foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund' fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund' portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund' NAVs by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund's NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES."

General Policies

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least monthly and capital gains annually or more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both investment income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

TAXATION

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

For purposes of the diversification tests, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of such investment. In particular, there is no published Internal Revenue Service guidance or case law on how to determine the "issuer" of various derivatives that the Fund may enter into. Therefore, there is a risk that the Fund will not meet the Code's diversification requirements and will not qualify, or will be disqualified, as a regulated investment company.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. However, if the Fund retains any net capital gain, the Fund may report the retained amount as undistributed capital gains to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If the Fund makes this designation, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder's gross income and the federal income tax deemed paid by the shareholder.

In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Tax Risk

The Fund intends to elect and to qualify each year to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. The federal income tax treatment of the securities in which the Fund may invest, including the Fund's option strategy, may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to RICs if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Any such failure to comply with the rules applicable to RICs could cause the Fund to fail to qualify as such. To qualify and maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. For purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In particular, there is no published Internal Revenue Service guidance or case law on how to determine the "issuer" of certain derivatives that the Fund will enter into. Based upon the language in the legislative history, in general, the Fund intends to treat the issuer of an equity option as the referenced asset and to treat the any income it may derive from an equity option as "qualifying income" under the provisions of the Code. If the issuer of the equity option is not appropriately the referenced asset or the income is not qualifying income, the Fund may not qualify, or may be disqualified, as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund's taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

Certain options the Fund holds do not qualify as "Section 1256 contracts" under Section 1256 of the Code, and disposition of such options will generally result in short-term or long-term capital gains or losses depending on the holding period.

In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Distributions

Dividends paid out of the Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions paid by the Fund may be taxed at long-term capital gains tax rates. In particular, dividends received by an individual shareholder from a regulated investment company such as the Fund may be treated as "qualified dividend income" that is eligible to be taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied by both the Fund and shareholder and provided the dividends are attributable to qualifying dividends received by the Fund itself.

The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the long-term capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution, which will be regarded as qualified dividend income.

Income from the Fund may also be subject to a 3.8% "Medicare tax." This tax generally applies to net investment income if the taxpayer's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A portion of dividends from the Fund also may be eligible for the dividends-received deduction allowed to corporations, provided certain holding period and other requirements are satisfied. The eligible portion is not permitted to exceed the aggregate dividends the Fund receives from U.S. corporations. Funds with higher concentrations of securities other than stock of U.S. corporations are generally not expected to designate a significant portion of their distributions as qualifying for the dividends-received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. The Internal Revenue Service and the Department of the Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting "applicable partnership interests" under Section 1061 of the Code. Shareholders receiving distributions in the form of additional Fund Shares, rather than cash, generally will have a tax basis in each such Fund Share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her Fund Shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her Fund Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Fund Shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Fund Shares will receive a report as to the value of those Fund Shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of Fund Shares, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund Shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the Fund Shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the Fund Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Fund Shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time plus (or minus) any Cash Component received (or paid) and the shareholder's aggregate basis in the securities surrendered. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the aggregate market value of the securities received, plus (or minus) any Cash Redemption Amount received (or paid), and such shareholder's basis in the Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. In addition, when a regulated investment company redeems a shareholder in kind, the regulated investment company generally is not required to recognize taxable gains in respect of the portfolio securities it distributes to the redeeming shareholder. However, the Fund may be required to recognize taxable gain on the distribution of certain securities, and the Internal Revenue Service may assert that the Fund must recognize taxable gain in respect of certain other securities that the Fund distributes to a shareholder in exchange for Creation Units, which may increase the amount of taxable gains that the Fund would otherwise be required to distribute in order to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Authorized Participants that are dealers may be subject to special tax rules and should consult their own tax advisors regarding the tax consequences of purchasing and redeeming Creation Units in their capacity as dealers.

Investments in Other Investment Companies

The Fund's investments in shares of closed-end funds, ETFs and BDCs that qualify as regulated investment companies (each, an "underlying RIC") can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

Debt Obligations Purchased at a Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in the Fund's income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the obligation receives no interest payment in cash on the obligation during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having "market discount." Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its "revised issue price") over the purchase price of such obligation. Generally any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund's income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. If the Fund makes the election referred to in the preceding sentence, then the rate at which the market discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, "acquisition discount" (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities or other debt securities subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain dividend than if the Fund had not held such securities.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.

At-risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Mortgage-Related Securities

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits ("REMICs") or equity interests in taxable mortgage pools ("TMPs"). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund's income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Options, Futures and Forward Contracts, and Swap Agreements or Derivatives

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund's obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain positions entered into by the Fund (including options, futures contracts, forward contracts, foreign currency positions and swap agreements) may be governed by Section 1256 of the Code ("Section 1256 contracts"). Any gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The Fund's options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the straddle rules contained primarily in Section 1092 of the Code. In some cases, the straddle rules also could apply in connection with swap agreements. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to "substantially similar or related property," to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not "deep in the money" may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are "in the money" although not "deep in the money" will be suspended during the period that such calls are outstanding. The straddle rules and the rules governing qualified covered calls may affect the character of gains (or losses) realized by the Fund by causing gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute "qualified dividend income" or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of transactions in options, futures, forward contracts, and swap agreements are not entirely clear.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

In addition, the Fund's transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules), which could affect the amount, timing and/or character of distributions to shareholders. The qualifying income and diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements, and other derivative instruments.

Rules governing the tax aspects of swap agreements and other derivative instruments are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. Calamos Advisors intends to monitor developments in this area.

An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Nature of Fund Investments

Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Non-U.S. Taxes

Income and proceeds received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund's return on investments in such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled separately to claim a credit or deduction in respect of non-U.S. taxes paid or treated as paid by the Fund. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. For instance, the Fund may elect to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund's taxable year. If the Fund were to make a mark-to-market election, it would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a non-U.S. trust or estate, a non-U.S. corporation or non-U.S. partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are "financial institutions" may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a "financial institution" means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. The Internal Revenue Service and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gains dividends that the Fund pays.

Distributions to non-financial non-U.S. entities (other than publicly traded non-U.S. entities, entities owned by residents of U.S. possessions, non-U.S. governments, international organizations, or non-U.S. central banks), will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. The Internal Revenue Service and the Department of Treasury have issued proposed regulations providing that these withholding rules will also not be applicable to the gross proceeds of share redemptions or capital gains dividends that the Fund pays.

Income Not Effectively Connected

If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's Fund Shares in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and may give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Income Effectively Connected

If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of Fund Shares will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Capital Loss Carryforward

Net capital gains of the Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street"), One Congress Street, Boston, Massachusetts 02114-2016, is the custodian for the assets of the Fund. The custodian is responsible for holding all cash and securities of the Fund, directly or through a book entry system, delivering and receiving payment for securities sold by the Fund, receiving and paying for securities purchased by the Fund, collecting income from investments of the Fund and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by the Fund, payment of dividends or payment of expenses of the Fund.

State Street also serves as transfer agent and dividend paying agent for the Fund.

FUND ACCOUNTING AND FINANCIAL ACCOUNTING AGENT

Under the arrangements with State Street to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating NAV; providing selected general ledger reports; preferred share compliance; calculating total returns; and providing monthly distribution analysis to the Fund. The Fund has also entered into an agreement with State Street pursuant to which State Street provides certain administration treasury services to the Fund. These services include: monitoring the calculation of expense accrual amounts for the Fund and making any necessary modifications; managing the Fund's expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for the Fund; preparing financial reporting statements for the Fund; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds.

MISCELLANEOUS

Counsel. Ropes & Gray LLP, located at 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606, is counsel to the Trust.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, an independent registered public accounting firm, is the Trust's independent auditor and is located at 111 South Wacker Drive, Chicago, IL 60606. Deloitte & Touche LLP audits and reports on the Fund's annual financial statements and performs audit, audit-related and other services when approved by the Trust's audit committee.

FINANCIAL STATEMENTS

Because the Fund has not yet commenced operations, financial statements are not yet available for the Fund. Deloitte & Touche LLP will audit the Fund's annual financial statements, once the Fund becomes operational. A copy of the Fund's Annual Report, once available, may be obtained upon request and without charge by writing or by calling the Fund at 1-866-363-9219.

EXHIBIT A—DESCRIPTION OF RATINGS

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Calamos Advisors believes that the quality of debt securities in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody's Investors Service ("Moody's") and Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P").

MOODY'S GLOBAL SHORT-TERM RATING SCALE

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

MOODY'S GLOBAL LONG-TERM RATING SCALE

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

S&P SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

*  By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics.

The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.

S&P LONG-TERM ISSUE CREDIT RATINGS*

Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:

•  The likelihood of payment — the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•  The nature and provisions of the financial obligation, and the promise we impute; and

•  The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C—Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB—An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

*  Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

CCC—An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated 'D' is in payment default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR—indicates that a rating has not been assigned or is no longer assigned.

Local Currency and Foreign Currency Ratings

S&P Global Ratings' issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

CALAMOS ETF TRUST

PART C

OTHER INFORMATION

Item 28.	EXHIBITS.

(a)	(i)	Amended and Restated Certificate of Trust of the Registrant (incorporated by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(ii)	Second Amended and Restated Trust Instrument (incorporated by reference to Exhibit (a)(iii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
(b)	Bylaws of the Registrant (incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
(c)	See Articles IV, V, and VI of Exhibit (a)(iii) above and Article V of Exhibit (b) above.
(d)	(i)	Investment Advisory Agreement dated January 10, 2023 by and between Calamos ETF Trust and Calamos Antetokounmpo Asset Management LLC (incorporated by reference to Exhibit (d)(i) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(ii)	Sub-Advisory Agreement dated January 10, 2023 by and among Calamos Antetokounmpo Asset Management LLC, Calamos Advisors LLC and Calamos ETF Trust (incorporated by reference to Exhibit (d)(ii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(iii)	Investment Advisory Agreement dated September 1, 2023 by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(iii) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A, filed on September 28, 2023).
	(iv)	Amendment, dated September 26, 2023, regarding Calamos CEF Income & Arbitrage ETF, to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(iv) to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, filed on November 21, 2023).
	(v)	Amendment, dated December 12, 2023, regarding Calamos Alternative Nasdaq & Bond ETF, to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(v) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).
(e)	(i)	Distribution Agreement dated December 16, 2022 (incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(ii)	First Amendment to Distribution Agreement, effective September 1, 2023 (incorporated by reference to Exhibit (e)(ii) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A, filed on September 28, 2023).
	(iii)	Second Amendment to Distribution Agreement, effective September 26, 2023 (incorporated by reference to Exhibit (e)(iii) to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, filed on November 21, 2023).
	(iv)	ETF Distribution Agreement dated December 19, 2023 between Calamos ETF Trust and Calamos Financial Services LLC (incorporated by reference to Exhibit (e)(iv) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).
(f)	Not applicable.
(g)	(i)	Master Custodian Agreement with State Street Bank and Trust Company, dated September 11, 2009 (incorporated by reference to Exhibit (g)(i) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(ii)	Notification of Additional Fund, dated December 21, 2022, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(ii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).

	(iii)	Notification of Additional Funds, dated September 26, 2023, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(iii) to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, filed on October 6, 2023).
	(iv)	Notification of Additional Fund, dated December 12, 2023, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(iv) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).
(h)	Other Material Contracts.
	(i)	Transfer Agency and Service Agreement, with State Street Bank and Trust Company dated as of March 21, 2014 (incorporated by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed on May 28, 2014).
	(ii)	Notification of Additional Fund, dated December 21, 2022, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(ii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(iii)	Notification of Additional Funds, dated September 26, 2023, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(iii) to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, filed on October 6, 2023).
	(iv)	Notification of Additional Fund, dated December 12, 2023, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(iv) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).
	(v)	Administration Agreement, effective November 1, 2018 with State Street Bank (incorporated by reference to Exhibit (h)(iii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(vi)	Notification of Additional Fund, dated December 21, 2022, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(iv) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(vii)	Notification of Additional Funds, dated October 3, 2023, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(vi) to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, filed on October 6, 2023).

	(viii)	Amendment to Administration Agreement, dated January 4, 2024 (filed herewith).
	(ix)	Master Services Agreement, dated March 15, 2004, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h)(v) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(x)	Notification of Additional Funds, dated December 21, 2022, pursuant to the Master Services Agreement (incorporated by reference to Exhibit (h)(vi) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(xi)	Notification of Additional Funds, dated September 26, 2023, pursuant to the Master Services Agreement (incorporated by reference to Exhibit (h)(ix) to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, filed on October 6, 2023).
	(xii)	Notification of Additional Fund, dated December 12, 2023, pursuant to the Master Services Agreement (incorporated by reference to Exhibit (h)(xii) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).
	(xiii)	Form of Authorized Participant Agreement (incorporated by reference to Exhibit (h)(vii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(xiv)	Revised Form of Authorized Participant Agreement (incorporated by reference to Exhibit (h)(xiii) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).
(i)	Legal Opinion and Consent (filed herewith).
(j)	Not applicable.
(k)	Not applicable.
(l)	Not applicable.
(m)	Rule 12b-1 Plan (incorporated by reference to Exhibit (m) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
(i) Amendment to Rule 12b-1 Plan dated September 26, 2023 (incorporated by reference to Exhibit (m)(i) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A, filed on September 28, 2023).
(ii) Amendment to Rule 12b-1 Plan dated December 12, 2023 (incorporated by reference to Exhibit (m)(ii) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).
(n)	Not applicable.
(o)	Not applicable.
(p)	Code of Ethics.
	(i)	Code of Ethics of CGAM, LLC (incorporated by reference to Exhibit (p)(i) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(ii)	Code of Ethics and Insider Trading Policy of Registrant, Calamos Advisors LLC, Calamos Financial Services LLC and certain affiliated entities, dated December 12, 2023 (incorporated by reference to Exhibit (p)(ii) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).
(q)	Powers of Attorney (incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A filed on November 4, 2022).

Item 29. CONTROL PERSONS.

No person is directly or indirectly controlled by or under common control with Calamos Alternative Nasdaq & Bond ETF.

Item 30. INDEMNIFICATION.

Article IX of the Second Amended and Restated Trust Instrument of the Registrant (the “Trust Instrument”) (Exhibit (a)(ii) to this registration statement) provides that, subject to certain exceptions and limitations, every person who is, or has been, a trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof. To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

The Trust Instrument also provides that if any shareholder or former shareholder of any series is held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected series, shall, upon request by such shareholder or former shareholder, assume the defense of any claim made against him or her for any act or obligation of the series and satisfy any judgment thereon from the assets belonging to the series. Neither the Trust nor the applicable series shall be responsible for satisfying any obligation arising from such a claim that has been settled by the shareholder without the prior written notice to, and consent of, the Trust. Except as otherwise specifically provided in this Trust Instrument or in the Bylaws, the Trust shall have no obligation to indemnify or hold harmless any shareholder against any loss or expense arising under any circumstances whether in connection with a proceeding of any kind or otherwise.

The Registrant, its trustees and officers, its investment adviser, the other investment companies advised by the adviser and certain persons affiliated with them are insured, within the limits and subject to the limitations of the insurance, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings. The insurance expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The information in the Statement of Additional Information under the captions “Management” and “Investment Advisory Services” is incorporated by reference.

Item 32. PRINCIPAL UNDERWRITER.

(a)	Calamos Financial Services LLC (“CFS”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Calamos Investment Trust, Calamos Advisors Trust, Calamos Antetokounmpo Sustainable Equities Trust, and Calamos ETF Trust.

(b)	Information on the officers of CFS is set forth below. CFS has no directors. The principal business address for all named individuals, except Mr. Ojala, is 2020 Calamos Court, Naperville, Illinois 60563. Mr. Ojala’s principal business address is 215 North Peoria Street, Chicago, Illinois 60607.

Name	Position with Underwriter	Position with Registrant
John S. Koudounis	President and Chief Executive Officer	Vice President
Robert F. Behan	Principal Executive Officer and Chief Distribution Officer	Vice President
Daniel Dufresne	Executive Vice President, Chief Operating Officer	Vice President
Christian A. Helmetag	Principal Financial Officer and Principal Operations Officer	None
Erik D. Ojala	General Counsel and Secretary	Vice President and Secretary
Jacqueline E. Sinker	Chief Compliance Officer	None

(c)	There are no commissions or other compensation received from the Registrant directly or indirectly, by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of an affiliated person.

Item 33. LOCATION OF ACCOUNTS AND RECORDS.

All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment adviser, Calamos Advisors LLC, and CFS, the Registrant’s principal underwriter, 2020 Calamos Court, Naperville, Illinois 60563, or at the offices of the custodian and transfer agent, State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts, 02114.

Item 34. MANAGEMENT SERVICES.

None.

Item 35. UNDERTAKINGS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Naperville, and the State of Illinois on the 7th day of February, 2024.

Calamos ETF Trust

By:
John P. Calamos, Sr.
Trustee and President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

	Trustee and President (principal executive officer)	February 7, 2024
John P. Calamos, Sr.

/s/ John E. Neal*	Trustee	February 7, 2024
John E. Neal

/s/ William Rybak*	Trustee	February 7, 2024
William Rybak

/s/ Virginia G. Breen*	Trustee	February 7, 2024
Virginia G. Breen

/s/ Lloyd A. Wennlund*	Trustee	February 7, 2024
Lloyd A. Wennlund

/s/ Karen L. Stuckey*	Trustee	February 7, 2024
Karen L. Stuckey

/s/ Christopher M. Toub*	Trustee	February 7, 2024
Christopher M. Toub

	Vice President and Chief Financial Officer (principal accounting officer)	February 7, 2024
Thomas E. Herman

*	An original power of attorney authorizing John P. Calamos, Sr. to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, was previously executed, and previously filed as an exhibit.

By:
John P. Calamos, Sr.
Attorney-in-Fact
February 7, 2024

EXHIBIT INDEX

Index No.	Description of Exhibit
(h)(viii)	Amendment to Administration Agreement, dated January 4, 2024
(i)	Legal Opinion and Consent
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Label Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase